UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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ALTA MESA RESOURCES, INC.
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Proxy Statement
and Notice of
2019 Annual Meeting
of Stockholders

 ANNUAL MEETING
Wednesday, October 23, 2019
10:00 am Central Time
Alta Mesa Resources, Inc.
15021 Katy Freeway, Suite 400
Houston, TX 77094

Alta Mesa Resources, Inc.

ALTA MESA RESOURCES, INC.
15021 Katy Freeway, Suite 400
Houston, Texas 77094
(281) 530-0991
September 10, 2019
Dear Stockholder:
You are cordially invited to attend the 2019 annual meeting of stockholders (the “Annual Meeting”) of Alta Mesa Resources, Inc., a Delaware corporation, which will be held at 10:00 a.m., Central Time, on Wednesday, October 23, 2019, at our executive offices at 15021 Katy Freeway, Suite 400, Houston, Texas 77094. At the Annual Meeting, stockholders will be asked to (i) elect two nominees to serve on our board of directors as Class II directors, (ii) ratify the selection of KPMG, LLP as our independent auditor for 2019, (iii) approve on an advisory basis our 2018 named executive officer compensation, (iv) recommend the frequency of advisory votes on named executive officer compensation and (v) act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. These proposals are more fully described in our proxy statement.
On or about September 10, 2019 we will mail to our stockholders a full set of paper proxy materials for the Annual Meeting containing our proxy statement and our annual report for the fiscal year ended December 31, 2018 and instructions on how to authorize your proxy electronically via the Internet or by telephone.
It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to authorize your proxy as promptly as possible, either electronically via the Internet, by telephone or by completing and returning the enclosed proxy card, so that your shares will be voted at the Annual Meeting. This will not limit your right to vote in person or to attend the Annual Meeting.
Thank you for your ongoing support.

Sincerely,

James T. Hackett
Interim Chief Executive Officer

ALTA MESA RESOURCES, INC.
15021 Katy Freeway, Suite 400
Houston, Texas 77094
(281) 530-0991
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
September 10, 2019
To our Stockholders:
The annual meeting of stockholders (the “Annual Meeting”) of Alta Mesa Resources, Inc., a Delaware corporation, will be held at our executive offices at 15021 Katy Freeway, Suite 400, Houston, Texas 77094 on Wednesday, October 23, 2019, at 10:00 a.m., Central Time, for the following purposes:

1.
To elect two directors to our board of directors, each to serve as a Class II director for a term of three years expiring at our annual meeting of stockholders to be held in 2022 and until his or her successor is duly elected and qualified. The following persons have been nominated as Class II directors: Jeffrey H. Tepper and Diana J. Walters;

2.	To ratify the selection of KPMG, LLP as our independent auditor for 2019;

3.	To approve on an advisory basis our 2018 named executive officer compensation;

4.	To recommend the frequency of advisory votes on named executive officer compensation; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on September 6, 2019, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting.
Whether or not you expect to be present at the Annual Meeting, we urge you to authorize your proxy electronically via the Internet, by telephone or by completing and returning the enclosed proxy card. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. Any person giving a proxy has the power to revoke it at any time prior to the Annual Meeting and stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person.

By Order of the Board of Directors,

Kimberly O. Warnica
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Houston, Texas
September 10, 2019

ALTA MESA RESOURCES, INC.
15021 Katy Freeway, Suite 400
Houston, Texas 77094
(281) 530-0991

PROXY STATEMENT
FOR 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 23, 2019

This proxy statement is being furnished by and on behalf of the board of directors of Alta Mesa Resources, Inc., a Delaware corporation (the “Company,” “us,” “our,” or “we”), in connection with the solicitation of proxies to be voted at the Company’s 2019 annual meeting of stockholders (the “Annual Meeting”). The date, time and place of the Annual Meeting are as follows:

Date:	Wednesday, October 23, 2019

Time:	10:00 a.m. (Central Time)

Place:	15021 Katy Freeway, Suite 400, Houston, Texas 77094
At the Annual Meeting, the Company’s stockholders will be asked to:

•
Elect two directors to our board of directors, each to serve as a Class II director for a term of three years expiring at our annual meeting of stockholders to be held in 2022 and until his or her respective successor is duly elected and qualified. The following persons have been nominated as Class II directors: Jeffrey H. Tepper and Diana J. Walters;

•	Ratify the selection of KPMG, LLP as our independent auditor for 2019;

•	Approve on an advisory basis our 2018 named executive officer compensation;

•	Recommend the frequency of advisory votes on named executive officer compensation; and

•	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Our principal executive offices are located at 15021 Katy Freeway, Suite 400, Houston, Texas 77094, and our telephone number is (281) 530-0991.
We are furnishing the proxy materials for the Annual Meeting by mailing to our stockholders a full set of paper proxy materials. The paper proxy materials will first be mailed to stockholders on or about September 10, 2019.

i

ii

GENERAL INFORMATION ABOUT THE MEETING
In this section of the proxy statement, we answer some common questions regarding the Annual Meeting and the voting of shares of our Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) and Class C Common Stock, par value $0.0001 per share (the “Class C Common Stock” and, together with the Class A Common Stock, the “Common Stock”) at the Annual Meeting.

Where and when will the Annual Meeting be held?
The date, time and place of the annual meeting are as follows:
Wednesday, October 23, 2019
10:00 a.m. (Central Time)
15021 Katy Freeway, Suite 400,
Houston, Texas 77094

Why did you send me the proxy materials?

We sent you the proxy materials because we are holding our Annual Meeting and our board of directors (the “Board”) is asking for your proxy to vote your shares at the Annual Meeting. We have summarized information in this proxy statement that you should consider in deciding how to vote at the Annual Meeting.

Who can vote?

You can vote your shares of Common Stock if our records show that you were the owner of the shares as of the close of business on September 6, 2019, the record date for determining the stockholders who are entitled to vote at the Annual Meeting. As of the record date, there were a total of 183,309,867 shares of Class A Common Stock and 199,987,976 shares of Class C Common Stock outstanding and entitled to vote at the annual meeting. You get one vote for each share of Common Stock that you own.

What am I voting on and how does the Board recommend that I vote?

Proposal Number	Subject of Proposal	Recommended Vote
1	Election of Directors	FOR each nominee
2	Ratification of Independent Auditor for 2019	FOR the proposal
3	Advisory Vote to Approve the Compensation of Our Named Executive Officers	FOR the proposal
4	Recommend the frequency of advisory votes on Named Executive Officer Compensation	ONE YEAR

What is the required vote for approval?
The election of each of our Class II director nominees requires the vote of a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If you withhold votes for purposes of the vote on the election of directors, your withheld votes will not be counted as votes cast and will have no effect on the result of such vote. Broker non-votes also have no effect on the outcome of the vote.
Proposals two and three will require the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote against such proposal. Broker non-votes are not counted as either votes for or votes against a proposal. Although the advisory vote on our named executive officer compensation is non-binding, our Board will review the results of that vote and will take the results into account when making decisions going forward.

The advisory vote on the frequency of future advisory votes on executive compensation is a plurality vote. The Company will consider stockholders to have expressed a non-binding preference for the frequency option that receives the most favorable votes. As an advisory vote, the stockholders' vote on this proposal is not binding on our Board or the Company. However, we expect that the Board will review the voting results on such proposal and give consideration to the outcome when making future decisions regarding the frequency of future advisory votes on compensation of the named executive officers. Abstentions and broker non-votes will have no effect on the results of such vote.

How is a quorum determined?
We will hold the Annual Meeting if stockholders representing the required quorum of shares of Common Stock entitled to vote authorize their proxy online or telephonically, sign and return their proxy cards or attend the Annual Meeting. The presence in person or by proxy of a majority of the shares of Common Stock entitled to vote at the Annual Meeting constitutes a quorum. If you authorize your proxy online or telephonically or sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to indicate your vote on the proxy card.

What are broker non-votes?
The rules of the NASDAQ Capital Market permit brokers to vote uninstructed shares at their discretion regarding routine matters. However, brokers may not vote on non-routine matters, such as the election of directors, the advisory vote to approve our named executive officer compensation and frequency of advisory votes on executive compensation, without customer voting instructions. Broker-held shares that are not voted on non-routine matters are referred to as broker non-votes. The ratification of the independent auditor is the only routine matter on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

How do I vote?
There are four ways to vote:

INTERNET	Vote by Internet at www.proxyvote.com or scan the QR code on your Notice or proxy card with a smart phone. You will need the 16-digit number included in your Notice, proxy card or voting instructions.
TELEPHONE	Vote by phone by dialing 1-800-690-6903 and following the recorded instructions. You will need the 16-digit number included in your Notice, proxy card or voting instructions.
MAIL	If you received a proxy card by mail, send your completed and signed proxy card in the envelope provided.
IN PERSON	You may vote in person at the Annual Meeting if you are a registered stockholder or obtain a valid proxy from the record owner.

To be counted, votes by Internet, telephone or mail must be received by 11:59 p.m. Eastern Time on October 22, 2019.

What do I do if my shares are held in “street name”?
If your shares of Common Stock are held in the name of your broker, a bank or other nominee in “street name,” that party will give you instructions for voting your shares. If your shares of Common Stock are held in “street name” and you would like to vote your shares in person at the Annual Meeting, you must contact your broker, bank or other nominee to obtain a proxy form from the record holder of your shares.

What if other matters come up at the Annual Meeting?
We are not aware of any matters that will be considered at the Annual Meeting other than those set forth in this proxy statement. If other matters are properly presented at the Annual Meeting, the designated proxies will vote your shares of Common Stock in accordance with their best judgment.

Can I change my previously authorized vote?
Yes, you can change your vote at any time before the vote on a proposal either by executing or authorizing, dating and delivering to us a new proxy electronically via the Internet, by telephone or by mail at any time prior to 11:59 p.m., Eastern Time, on October 22, 2019, the day before the Annual Meeting, by giving us a written notice revoking your proxy card or by attending the Annual Meeting and voting your shares of Common Stock in person. Your attendance at the Annual Meeting will not, by itself, revoke a proxy previously given by you. We will honor the latest dated proxy.

Proxy revocation notices or new proxy cards should be sent to Alta Mesa Resources, Inc., 15021 Katy Freeway, Suite 400, Houston, Texas, 77094, Attention: Secretary.

Will my shares of Common Stock be voted if I do not provide my proxy?
Depending on the proposal, your shares of Common Stock may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the NASDAQ rules to cast votes on certain “routine” matters if they do not receive instructions from their customers. The only “routine” matter on which you are being asked to vote is the ratification of the independent auditor. Brokerage firms do not have the authority under the NASDAQ rules to vote on non-routine matters, which include the election of directors, the advisory vote on our named executive officer compensation and the frequency of advisory votes on named executive officer compensation. If you do not provide the brokerage firm with voting instructions on these proposals, your shares will not be voted and result in “broker non-votes.” However, broker non-votes will still be considered present for the purpose of determining whether we have a quorum.

Who will count the votes?
Representatives of Broadridge Financial Solutions, Inc. will count the votes and will serve as the independent inspector of election.

Who pays for this proxy solicitation?
We do. The Company has engaged D.F. King & Co., Inc., to assist in the solicitation of proxies for the Annual Meeting. The Company has agreed to pay D.F. King a fee of $4,500, plus disbursements. The Company will reimburse D.F. King for reasonable out-of-pocket expenses and will indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Common Stock and in obtaining voting instructions from those owners. In addition to sending you these materials, some of our employees or agents may contact you by telephone, by mail or in person. None of our employees will receive any extra compensation for providing those services.

Who can help with my questions?
If you have additional questions about this proxy statement or the Annual Meeting or would like to receive additional copies, without charge, of this document or our annual report for the fiscal year ended December 31, 2018, please contact:
Alta Mesa Resources, Inc.
15021 Katy Freeway, Suite 400
Houston, Texas, 77094
Attention: Secretary
If you have any questions or need assistance voting your shares you may also contact our proxy solicitor at:
D.F. King & Co., Inc.
48 Wall Street
New York, NY 10005
Banks and Brokers Call: (212) 269-5550
All Others Call: (800) 549-6697

PROPOSAL 1
ELECTION OF DIRECTORS

Board of Directors
We currently have nine directors. Pierre F. Lapeyre, Jr., Jeffrey H. Tepper and Diana J. Walters serve as Class II directors, with terms expiring at the Annual Meeting; James T. Hackett, Don Dimitrievich and William W. McMullen serve as Class III directors, with terms expiring at the Company’s annual meeting of stockholders in 2020; and Sylvia J. Kerrigan, David M. Leuschen and Donald R. Sinclair serve as Class I directors with terms expiring at the Company's annual meeting of stockholders in 2021. Of our nine board members, four are elected by the holders of the Class A Common Stock, two are elected by the holders of the Series A Preferred Stock and three are elected by the holder of the Series B Preferred Stock.

Class II Directors
The Class II directors are listed below. If elected, the nominees for election as Class II directors will serve on our Board for a term of three years expiring at our annual meeting of stockholders in 2022 and until their respective successors are duly elected and qualified. All nominees currently serve on our Board. In addition to the Class II nominees, Pierre F. Lapeyre, Jr.'s term as a Class II director to the Board will also expire at the Annual Meeting unless he is reelected by the affirmative vote of the holder of our Series B Preferred Stock. The holder of the Series B Preferred Stock has informed the Company that, immediately following the Annual Meeting, Mr. Lapeyre will be reappointed as a Class II director.

PRIOR BUSINESS EXPERIENCE
	●	Senior management and operating roles at Gleacher & Company, Inc. (1990 - 2013)
	●	Co-founder and President of Gleacher & Company, Inc's asset management activities (2001)
	●	Managing Director of and Chief Operating Officer of Gleacher NatWest Inc. (1997 - 1999)
	●	M&A Financial Analyst for Morgan Stanley & Co. (1987 - 1990)
CURRENT PUBLIC COMPANY BOARDS
	●	Director of Centennial Resource Development, Inc. (NASDAQ: CDEV)
OTHER POSITIONS
Jeffrey H. Tepper	●	Founder of JHT Advisors LLC (March 2017 - present)
Director since 2017	EDUCATION
Age: 53	●	MBA from Columbia Business School
Class II Director	●	B.S. in Economics from The Wharton School of the University of Pennsylvania

Mr. Tepper was selected to serve on the Board due to his significant investment and financial experience.

PRIOR BUSINESS EXPERIENCE
	●	President and Chief Executive Officer of Liberty Metals & Mining Holdings, LLC (2010 - 2014)
	●	Managing Partner of Eland Capital, LLC (2007 - 2010)
CURRENT PUBLIC COMPANY BOARDS
	●	Platinum Group Metals (NYSE: PLG)
	●	Trilogy Metals Inc. (NYSE: TMQ)
	●	Atmos Energy Corporation (NYSE: ATO)
OTHER POSITIONS
	●	Owner and sole manager of 575 Grant, LLC (2014 - present)
Diana J. Walters	EDUCATION
Director since 2017	●	B.A. in Plan II Liberal Arts from University of Texas at Austin
Age: 56	●	M.A. in Energy and Mineral Resources from University of Texas at Austin
Class II Director
Ms. Walters was selected to serve on the Board due to her significant investment and operating experience in the energy industry.

PRIOR BUSINESS EXPERIENCE
	●	Managing Director of Goldman Sachs (1998-2000)
CURRENT PUBLIC COMPANY BOARDS
	●	Non-executive board member of Riverstone Energy Limited (LSE: REL)
OTHER POSITIONS
	●	Founder of Riverstone and Senior Managing Director (2000-present)
	●	Non-executive board member of Centennial Resource Development, Inc.
	●	Director of boards or equivalent bodies of a number of private Riverstone portfolio companies and their affiliates
EDUCATION
	●	MBA from the University of North Carolina at Chapel Hill
Pierre F. Lapeyre, Jr.	●	B.S. in Finance and Economics from the University of Kentucky
Director since 2018
Age: 57	Mr. Lapeyre was selected to serve on the Board due to his extensive mergers and acquisitions, financing and investing experience in the energy and power industry.
Class II Director

Vote Required; Recommendation
The election of Mr. Tepper and Ms. Walters to the Board requires the affirmative vote of a plurality of the votes validly cast at the Annual Meeting for each such nominee.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MR. TEPPER AND MS. WALTERS AS CLASS II DIRECTOR NOMINEES.

Class I and Class III Directors

Our Class I and Class III directors are listed below.

PRIOR BUSINESS EXPERIENCE
	●	Chief Operating Officer—Midstream (February - April 2018) and the CEO —Midstream
	●	Senior Advisor and former Partner with Riverstone Holdings LLC, a private energy investment firm (2013 - 2019)
	●	Chairman of the Board (2006 - 2013) and Chief Executive Officer (2003 - 2012) of Anadarko Petroleum Corporation
	●	Chairman of the Board of the Federal Reserve Bank of Dallas (2004 - 2006)
	●	President and Chief Operating Officer of Devon Energy Corporation (2003)
	●	Chairman, President, and Chief Executive Officer of Ocean Energy and its predecessor Company, Seagull Energy (1998 - 2003)
James T. Hackett	●	President of Energy Services Group at Duke Energy Corporation and Executive VP at PanEnergy Corp. (1996 - 1998)
Chairman and Interim CEO (since December 2018)	CURRENT PUBLIC COMPANY BOARDS
Age: 65	●	Director of Fluor Corporation (NYSE: FLR)
Class III Director	●	Director of National Oilwell Varco, Inc. (NYSE: NOV)
	●	Director of Enterprise Products Holdings, LLC (NYSE: EPD)
OTHER POSITIONS
	●	Director of Talen Energy Corporation
	●	Member of Rice University and Baylor College of Medicine Trustees (and former Chairman of the latter)
	●	Faculty member at University of Texas at Austin and Rice University
EDUCATION
	●	Bachelor of Science, University of Illinois
	●	MBA and MTS degrees from Harvard University

Mr. Hackett was selected to serve on the Board due to his significant leadership experience and his extensive experience in the energy industry.

PRIOR BUSINESS EXPERIENCE
	●	Skadden, Arps, Slate, Meagher & Flom LLP (1998 - 2004)
	●	Managing Director of Citi Credit Opportunities
OTHER POSITIONS
	●	Managing Director at HPS Investment Partners (2012-present)
	●	Director of Blue Ridge Mountain Resources, Inc.
	●	Director Expro International Group Holdings Ltd.
	●	Director Glacier Oil & Gas Corp.
	●	Director Marquis Resources, LLC
Donald R. Dimitrievich	●	Director Upstream Exploration Holdings LLC.
Director since 2018	EDUCATION
Age: 47	●	Law Degree magna cum laude, McGill University in Montreal, Canada
Class III Director	●	Chemical Engineering degree, Queen’s University in Kingston, Canada
Mr. Dimitrievich was selected to serve on the Board due to his significant mergers and acquisitions, financing and investing experience in the energy industry.

PRIOR BUSINESS EXPERIENCE
	●	Manager of Bayou City Energy Partners (“BCEP”) (April 2014-present)
	●	Vice President at White Deer Energy (June 2012-October 2014)
	●	Associate at Denham Capital (June 2010-June 2012)
	●	Analyst in UBS Investment Bank’s Global Energy group (July 2008-June 2010)
OTHER POSITIONS
	●	Founder and Managing Partner of Bayou City Energy (January 2015-present)
EDUCATION
	●	Bachelor’s degree in Economics, with Honors, from Harvard University.
William W. McMullen	Mr. McMullen was selected to serve on the Board due to his broad knowledge of, and experience with, oil and gas investments.
Director since 2018
Age: 34
Class III Director

PRIOR BUSINESS EXPERIENCE
	●	Executive Vice President, General Counsel and Secretary of Marathon Oil Corporation (2012 - 2017)
	●	Chief Public Policy Officer of Marathon (2014 - 2017)
	●	Chief Compliance Officer of Marathon (2013- 2017)
	●	Vice President, General Counsel and Secretary of Marathon (2009 - 2012)
	●	Head of Information Governance of Marathon (2009-2017)
	●	United Nations Security Council’s Commission d’Indemnisation in Geneva, Switzerland serving as their senior legal officer (2000 - 2001)
CURRENT PUBLIC COMPANY BOARDS
Sylvia J. Kerrigan Director since 2018 Age: 54 Class I Director	●	Director of Team, Inc. (NYSE: TISI), where she sits on the Audit Committee and Corporate Governance and Nominations Committee
OTHER POSITIONS
	●	Director for Nine Point Energy, where she is the Chair of the Audit Committee and sits on the Compensation Committee.
	●	Board of Trustees for Southwestern University
	●	Executive Director and Executive Council of the Kay Bailey Hutchison Center for Energy, Law and Business at the University of Texas in Austin
EDUCATION
	●	J.D. from the University of Texas at Austin School of Law
	●	B.A. from Southwestern University, concentrating in philosophy, political economy and English

Ms. Kerrigan was selected to serve on the Board due to her experience as chief legal officer, chief public policy officer and chief compliance officer of a public corporation, and her extensive merger and acquisition, risk management and corporate governance expertise.

PRIOR BUSINESS EXPERIENCE
	●	Partner and Managing Director of Goldman Sachs (1986 - 2000)
	●	Founder and head of the Goldman Sachs Global Energy and Power Group (1985 - 2000)
CURRENT PUBLIC COMPANY BOARDS
	●	Non-executive board member of Riverstone Energy Limited (LSE: REL)
	●	Non-executive board member of Centennial Resource Development, Inc. (NASDAQ: CDEV)
OTHER POSITIONS
	●	Founder of Riverstone and Senior Managing Director (2000-present)
	●	Director of boards or equivalent bodies of a number of private Riverstone portfolio companies and their affiliates
David M. Leuschen	EDUCATION
Director since 2018	●	MBA from Dartmouth’s Amos Tuck School of Business
Age: 68	●	A.B. degree from Dartmouth College
Class I Director
In 2007, Mr. Leuschen, along with Riverstone and The Carlyle Group (“Carlyle”), became the subject of an industry-wide inquiry by the Office of the Attorney General of the State of New York (the “Attorney General”) relating to the use of placement agents in connection with investments by the New York State Common Retirement Fund (“NYCRF”) in certain funds, including funds that were jointly developed by Riverstone and Carlyle. In June 2009, Riverstone entered into an Assurance of Discontinuance with the Attorney General to resolve the matter and agreed to make a restitution payment of $30 million to the New York State Office of the Attorney General for the benefit of NYCRF. Mr. Leuschen also entered into an Assurance of Discontinuance with the Attorney General in December 2009 and agreed that Riverstone and/or Mr. Leuschen would make a restitution payment of $20 million to the New York State Office of the Attorney General for the benefit of NYCRF. Mr. Leuschen was selected to serve on the Board due to his extensive mergers and acquisitions, financing and investing experience in the energy and power industry.

PRIOR BUSINESS EXPERIENCE
	●	Senior Advisor to Anadarko Petroleum Corporation (NYSE: APC) (2017-2018)
	●	Director, President and Chief Executive Officer of WES GP (2009 to 2017)
	●	Vice President and Senior Vice President of Anadarko Petroleum Corporation (2010 to 2016)
	●	Co-founder, President and Chief Executive Officer of Ceritas Energy, LLC (2003 to 2009)
	●	Energy industry consulting and management of personal business interests (1998 to 2003)
	●	President of Duke Energy Trading and Marketing LLC (1997 to 1998)
	●	Senior Vice President of Tenneco Energy, a unit of Tenneco Inc., and as President of Tenneco Energy Resources Corporation (May 1995-December 1995)
Donald R. Sinclair Director since 2018 Age: 61 Class I Director	●	Senior Vice President and Chief Risk Officer of Dynegy Inc. (formerly NGC Corporation) (January 1993-February 1994)
OTHER POSITIONS
	●	Chairman of the Board of Directors and President of WTX Pumping Services LLC
	●	Director of Lucid Energy Group II, LLC
	●	Director of Ascent Resources, LLC
EDUCATION
	●	Bachelor of Business Administration degree from Texas Tech University
Mr. Sinclair was selected to serve on the Board due to his significant leadership experience and his extensive investment experience in the oil and gas industry.

Preferred Stock Board Appointments

On December 20, 2018, AM Equity Holdings, LP redeemed its share of Series A Preferred Stock. As a result, each of Bayou City Energy Management, LLC (“Bayou City”) and HPS Investment Partners, LLC (“HPS”) own the only outstanding shares of our Series A Preferred Stock. For so long as the Series A Preferred Stock remains outstanding, the holders of the Series A Preferred Stock are entitled to nominate and elect directors to our Board for a period of five years following the closing of the Business Combination, as defined in “Compensation Discussion and Analysis,” based on their and their affiliates’ beneficial ownership of Class A Common Stock as follows:

Holder / Beneficial Ownership and Other Requirements	Designation Right
Bayou City and its affiliates
•at least 10%	one director who must be independent for purposes of the listing rules of NASDAQ (unless the director to be nominated is William W. McMullen who need not be independent)

HPS and its affiliates
•at least 10%	one director who must be independent for purposes of the listing rules of NASDAQ

Mr. McMullen serves as a Class III director on the Board on behalf of Bayou City, and Mr. Dimitrievich serves as a Class III director on the Board on behalf of HPS.

Riverstone VI Alta Mesa Holdings, L.P. (the “Riverstone Contributor”) owns the only outstanding share of our Series B Preferred Stock. For so long as the Series B Preferred Stock remains outstanding, the holder of the Series B Preferred Stock is entitled to nominate and elect directors to our Board for a period of five years following the closing of the Business Combination based on its and its affiliates’ beneficial ownership of Class A Common Stock as follows:

Holder / Beneficial Ownership and Other Requirements	Designation Right
Riverstone Contributor and its affiliates
•at least 15%	three directors (one of whom will be the Chairman of the Board)

•less than 15% but at least 10%	two directors (one of whom will be the Chairman of the Board)

•less than 10% but at least 5%	one director (who may be the Chairman of the Board if such person is James Hackett)
Mr. Leuschen serves as a Class I director, Mr. Lapeyre serves as a Class II director and Mr. Hackett serves as a Class III director on the Board on behalf of the Riverstone Contributor.

CORPORATE GOVERNANCE

Board Role in Risk Oversight
The Board oversees the Company’s management and, with the assistance of management, is actively involved in oversight of risks that could affect the Company. During the course of each year, the Board engages in the oversight of risk in various ways, including by (i) reviewing and approving management’s operating plans and considering any risks that could affect operating results, (ii) reviewing the structure and operation of our various departments and functions, (iii) in connection with the review and approval of particular transactions and initiatives, reviewing related risk analyses and mitigation plans and (iv) facilitating appropriate coordination among the Board committees as set forth below.
The Board has also delegated certain risk oversight responsibility to committees of the Board as follows: (i) the audit committee of the Board (the “Audit Committee”) oversees the Company’s guidelines and policies governing the process by which senior management assess and manage the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures; (ii) the compensation committee of the Board (the “Compensation Committee”) oversees risk related to senior executive and other compensation; and (iii) the nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) oversees risk related to corporate governance.

Risk Assessment Related to Our Compensation Structure

Our Board and our Compensation Committee take risk into account when making compensation decisions and has concluded that the executive compensation program as it is currently structured does not encourage excessive risk or unnecessary risk-taking.

The Compensation Committee is comprised solely of independent directors and is principally responsible for establishing, overseeing and administering our compensation plans and policies for our executive officers, including our equity incentive plans. The Compensation Committee is also responsible for overseeing risks related to our compensation programs and practices. The Compensation Committee has assessed the risk associated with our compensation policies and practices for our employees and determined that the risks associated with such policies and practices are not reasonably likely to have a material adverse effect on us. The Compensation Committee utilizes compensation practices that it believes discourage our employees from excessive risk-taking that could be reasonably likely to have a materially adverse effect on us, including the following:

•	The base salary component of compensation does not encourage risk-taking because it is a fixed amount.

•	A combination of both short-term and long-term elements of executive compensation are included.

•
The design and mix of our equity awards are intended to mitigate risk. The time-based vesting structure discourages short-term risk-taking at the expense of long-term stockholder value and a performance-based award can be earned only upon the achievement of challenging corporate goals selected to motivate executives to achieve our corporate objectives and enhance stockholder value.

Assuming achievement of a threshold level of performance, payouts under our annual cash incentive compensation program result in some compensation at levels below full target achievement, rather than an “all-or-nothing” approach, which could encourage excessive risk-taking.

Board Independence
NASDAQ listing rules require that a majority of the board of directors of a company listed on NASDAQ be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Company’s Board has determined that Mses. Diana J. Walters and Sylvia J. Kerrigan and Messrs. Donald R. Dimitrievich, Jeffrey H. Tepper, Donald R. Sinclair, David M. Leuschen and Pierre F. Lapeyre, Jr. are independent within the meaning of NASDAQ Rule 5605(a)(2).

Board Meetings
Our Board conducts its business through meetings of the Board, actions taken by written consent in lieu of meetings and by the actions of its committees. During the fiscal year ended December 31, 2018, the Board held 6 meetings and acted by written consent 6 times. During the fiscal year ended December 31, 2018, no incumbent director attended fewer than 75 percent of the total number of meetings of the Board (including consents to action in lieu of a meeting) held during the period for which he or she has been a director.

Committees of the Board
The Board had three standing committees during the fiscal year 2018: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, which was established by the Board after the closing of the Business Combination in February 2018. Each of the committees reports to the Board as it deems appropriate and as the Board may request. The composition, duties and responsibilities of these committees are set forth below.
In addition, from time to time and as necessary to address specific issues, other committees may be established under the direction of our Board.

Audit Committee
The principal functions of the Company’s Audit Committee are detailed in the Company’s Audit Committee Charter, which is available on the Company’s website at www.altamesa.net, and include, but are not limited to:

•	being responsible for the appointment, compensation, retention and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by the Company;

•	pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by the Company;

•	reviewing the performance of the independent auditors and making decisions regarding the replacement or termination of the independent auditors;

•
evaluating the independence of the independent auditors by, among other things, reviewing and discussing with the independent auditors all relationships the auditors have with the Company; setting clear hiring policies for the Company for employees or former employees of the independent auditors; and monitoring compliance by the independent auditors with the auditor partner rotation requirements contained in applicable laws, rules and regulations;

•
reviewing and discussing with the independent auditors their annual audit plan and reviewing with management and the independent auditors’ information which is required to be reported by the independent auditor;

•
reviewing, among other things, the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures through inquiry and discussions with the Company’s independent auditors and management;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•	reviewing and discussing with management, the independent auditors and our legal advisors, as appropriate, any legal, regulatory or compliance matters as such matters may arise.
Under the NASDAQ listing standards and applicable SEC rules, the Company is required to have at least three members of the Audit Committee, all of whom must be independent. Our Audit Committee consists of Mr. Jeffrey H. Tepper and Mses. Sylvia J. Kerrigan and Diana J. Walters, with Ms. Diana J. Walters serving as the Chair. Ms. Kerrigan replaced Mr. William D. Gutermuth upon election to our Board on June 18, 2018. We believe that Mr. Tepper and Mses. Kerrigan and Walters qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership and that Mr. Gutermuth also met such independence requirements during his tenure on the Audit Committee. We also believe that Jeffrey H. Tepper and Diana J. Walters each qualifies as our “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K.
During the fiscal year ended December 31, 2018, the Audit Committee held 8 meetings and took action by written consent 3 times.
Compensation Committee
The principal functions of the Company’s Compensation Committee are detailed in the Company’s Compensation Committee Charter, which is available on the Company’s website at www.altamesa.net, and include, but are not limited to:

•	reviewing at least annually the goals and objectives of the Company’s executive compensation plans;

•	reviewing at least annually the Company’s executive compensation plans;

•	evaluating annually the performance of the Company’s Chief Executive Officer, and determining and approving the Chief Executive Officer’s compensation level based on this evaluation;

•	evaluating annually the performance of the other executive officers of the Company, and determining and approving the compensation of such other executive officers;

•	evaluating annually the appropriate level of compensation for Board and committee service by non-employee directors;

•
reviewing and discussing with management the Company’s Compensation Discussion & Analysis disclosure, and recommending to the Board that the Compensation Discussion & Analysis disclosure be included in the Company’s annual proxy statement or annual report;

•	preparing the Compensation Committee Report for inclusion in the Company’s proxy statement and annual report;

•	reviewing at least annually the goals and objectives of the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans;

•	reviewing at least annually the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans; and

•
reviewing all equity-compensation plans to be submitted for stockholder approval under the NASDAQ listing standards, and reviewing and approving all equity-compensation plans that are exempt from such stockholder approval requirement.

Under the NASDAQ listing standards, the Company is required to have a Compensation Committee, all of whom must be independent. Until July 1, 2019, our Compensation Committee consisted of Messrs. Donald R. Sinclair and Jeffrey H. Tepper and Ms. Diana J. Walters, with Mr. Sinclair serving as the Chair. Mr. Sinclair replaced Mr. William D. Gutermuth upon closing of the Business Combination. Effective July 1, 2019, Ms. Sylvia J. Kerrigan replaced Ms. Walters on the Compensation Committee. We believe that Messrs. Sinclair and Tepper and Mses. Walters and Kerrigan qualify as independent directors according to the rules and regulations of the NASDAQ with respect to compensation committee membership, and that Mr. Gutermuth also met such independence requirements during his tenure on the Compensation Committee.
During the fiscal year ended December 31, 2018, the Compensation Committee held 1 meeting and took action by written consent 6 times.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee was established by the Board following the closing of the Business Combination. The principal functions of the Company’s Nominating and Corporate Governance Committee are detailed in the Company’s Nominating and Corporate Governance Committee Charter, which is available on the Company’s website at www.altamesa.net, and include, but are not limited to:

•
identifying individuals qualified to become members of the Board and ensuring that the Board has the requisite expertise and that its membership consists of persons with sufficiently diverse and independent backgrounds;

•	recommending director nominees for election to the Board at the next annual meeting of stockholders;

•	reviewing the Board committee structure annually and recommending directors to serve as members of each committee;

•	overseeing the annual self-evaluations of the Board and management;

•	making recommendations to the Board regarding governance matters;

•	reporting regularly to the Board regarding the activities of the Nominating and Corporate Governance Committee;

•	performing at least annually an evaluation of the performance of the Nominating and Corporate Governance Committee; and

•	reviewing and reassessing periodically the Nominating and Corporate Governance Committee Charter.

The Nominating and Corporate Governance Committee also develops and recommends to the Board corporate governance principles and practices and assists in implementing them, including conducting a regular review of our corporate governance principles and practices. The Nominating and Corporate Governance Committee oversees the annual performance evaluation of the Board and the committees of the Board and makes a report to the Board on succession planning.
Our Nominating and Corporate Governance Committee consists of Messrs. Donald R. Dimitrievich, Donald R. Sinclair, Jeffrey H. Tepper and Ms. Diana J. Walters, with Mr. Tepper serving as the Chair.
During the fiscal year ended December 31, 2018, the Nominating and Corporate Governance Committee held 1 meeting and took action by written consent 3 times.

Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2018, no officer or employee served as a member of our Compensation Committee. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees and have posted a copy on our website www.altamesa.net. In addition, a copy of the Code of Business Conduct and Ethics will be provided without charge upon request directed to Alta Mesa Resources, Inc., 15021 Katy Freeway, Suite 400, Houston, Texas 77094, Attention: Secretary. We intend to disclose any amendments to or waivers of certain provisions of our Code of Business Conduct and Ethics in a Current Report on Form 8-K.

Policies Relating to our Board

Stockholder Communications with the Board
All stockholders who wish to contact the Board may send written correspondence to Alta Mesa Resources, Inc., 15021 Katy Freeway, Suite 400, Houston, Texas 77094, Attention: Secretary. Communications may also be addressed to the Chairman of the Nominating and Corporate Governance Committee at nomgovchair@altamesa.net. If confidentiality is requested, the communication shall be kept confidential and forwarded to the Chairman of the Audit Committee. Communications not submitted confidentially that discuss business or other matters relevant to the activities of our Board will be preliminarily reviewed by the office of the Secretary and then distributed either in summary form or by delivering a copy of the communication.

Board Leadership Structure
Currently, James T. Hackett serves as our Executive Chairman of the Board and our Interim Chief Executive Officer. We have no policy with respect to the separation of the offices of Chairman and Chief Executive Officer. The Board believes that it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and Chief Executive Officer in any way that is in the best interests of the Company at a given point in time.

Separate Sessions of Independent Directors
Our Corporate Governance Guidelines require the Board to hold executive sessions for the independent directors, without any non-independent directors present, after each regularly scheduled board meeting or more frequently, if necessary.

Director Attendance at Annual Meeting of Stockholders
Although we do not have a formal policy regarding director attendance at our annual meeting of stockholders, we encourage directors to attend. All of our directors attended our annual meeting of stockholders in fiscal year 2018 in person, other than Messrs. Lapeyre and Leuschen, who attended telephonically.

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed and discussed with management of the Company and KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, the audited financial statements of the Company for the fiscal year ended December 31, 2018 (the “Audited Financial Statements”).
The Audit Committee has discussed with KPMG the matters required to be discussed by the auditing standards of the Public Company Accounting Oversight Board.
The Audit Committee has: (i) considered whether non-audit services provided by KPMG are compatible with its independence; (ii) received the written disclosures and the letter from KPMG required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG's communications with the Audit Committee concerning independence; and (iii) discussed with KPMG its independence.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the annual report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.
AUDIT COMMITTEE
Diana J. Walters (Chair)
Sylvia J. Kerrigan
Jeffery H. Tepper

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis for 2018. Based on that review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

COMPENSATION COMMITTEE

Donald R. Sinclair (Chair)
Sylvia J. Kerrigan
Jeffrey H. Tepper

COMPENSATION DISCUSSION AND ANALYSIS

On February 9, 2018, we consummated the acquisition of (i) all of the limited partnership interest in Alta Mesa Holdings, LP, (ii) 100% of the economic interests and 90% of the voting interests in Alta Mesa Holdings GP, LLC, the sole general partner of Alta Mesa Holdings, LP and (iii) all of the membership interests in Kingfisher Midstream, LLC, which we collectively refer to as the “Business Combination.” None of our officers received any cash compensation from us for services rendered to us for the year ended December 31, 2017, nor did we grant any equity awards to any of our officers for 2017.

The following Compensation Discussion and Analysis describes in detail the compensation paid to the named executive officers (“NEOs”) listed in the Summary Compensation Table. It is designed to provide stockholders with an understanding of our compensation principles and practices and insight into our decision-making process as it relates to the compensation of our NEOs.

For 2018, our NEOs were:

Name	Title
James T. Hackett	Executive Chairman of the Board and Interim Chief Executive Officer
Michael A. McCabe[1]	Former Vice President and Chief Financial Officer
Craig W. Collins[2]	Former Vice President and Chief Operating Officer-Midstream
Kimberly O. Warnica	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary[5]
Ronald J. Smith[3]	Former Vice President and Chief Accounting Officer
Harlan H. Chappelle[4]	Former President and Chief Executive Officer
Michael E. Ellis[4]	Former Vice President and Chief Operating Officer-Upstream
Homer “Gene” Cole[4]	Former Vice President and Chief Technical Officer
(1) Mr. McCabe retired as of March 29, 2019.
(2) Mr. Collins' last day of employment was April 3, 2019.
(3) Mr. Smith's last day of employment was July 19, 2019.
(4) Messrs. Chappelle, Ellis and Cole's resigned effective December 26, 2018.
(5) Effective June 18, 2019, Ms. Warnica's title changed from Vice President, General Counsel, Chief Compliance Officer and Secretary to Executive Vice President, General Counsel, Chief Compliance Officer and Secretary.

Executive Summary

2018 was a year of significant transition and transformation for the Company. In February, the Company completed the Business Combination thereby creating a newly integrated and public upstream and midstream company focused on the Sooner Trend Anadarko Basin Canadian and Kingfisher County ("STACK"). In conjunction with the Business Combination, there was a significant infusion of new capital to fund the growth and development of the assets. The focus of the capital deployed in 2018 was the pursuit of significant near-term growth of the upstream and midstream businesses. These growth initiatives included increasing the rig count from four to nine rigs at the peak in 2018, completing a 200 MMcfd expansion of the gas processing plant, the overall expansion of the asset footprint through the acquisition of additional acreage in Kingfisher and Major Counties, and the construction of pipeline infrastructure into Major County.

In setting quantitative goals for the Company, these growth plans were used to underpin the specific upstream and midstream operating and financial targets that drove compensation targets. Over the course of 2018, the pace of growth achieved and the cost to achieve that growth fell significantly below the expectations the Company had at the time of the Business Combination. As a result of not performing in line with the quantitative performance metrics set out, the compensation payout realized by executives and the entire employee base for 2018 was significantly below the target compensation levels.

While the growth plans and capital efficiency targets of the Company were not met, the Company was successful in integrating the upstream and midstream operating platforms over the course of the year. Additionally, the Company took significant steps forward in understanding how to optimize development of the upstream resource. The Company intends to leverage successful integration and the enhanced knowledge base around the optimal upstream development to inform the strategy and execution going forward.

Performance Metrics

Our executive compensation program is closely tied to both individual and Company performance as well as direct alignment with our stockholders. Our annual incentive compensation plan delivers payments that are directly correlated with strategic operational and financial performance achieved and is designed so that Company performance significantly impacts the realized pay of our NEOs. Additionally, our long-term incentives align with stockholder value creation and the use of options provides a meaningful stake in the Company stock performance. In combination, the realizable compensation reflects near-term financial and operating successes and long-term stock performance. As demonstrated in the chart below, the Company’s performance has impacted the realized pay of each of our NEOs and compensation in 2018 was delivered in line with our performance outcomes. Values for the chart were determined with the following inputs:

•	For Target Compensation:

◦	Target Base Salary

◦	Target Non-Equity Incentive Plan Compensation

◦
Equity grant date fair value for restricted stock awards, performance based restricted stock units and option awards as reported in the Summary Compensation Table and as further described in footnote (3) to the Summary Compensation Table.

•	For Realized Pay:

◦	2018 Base Salary Paid

◦
2018 Non-Equity Plan Compensation Paid (average of 10% of Target): Based on the Company’s performance results for the year ended December 31, 2018, the weighted average of bonuses received by the NEOs was approximately 10% of their target bonuses, with each of Messrs. Hackett, Chappelle, McCabe, Ellis and Cole receiving no bonus for 2018.

◦	Vested Equity as of December 31, 2018

▪
Restricted Stock Awards: Only Mr. Cole realized income from restricted stock awards which awards vested as a result of his employment contract upon his separation. As of December 31, 2018, a total of 501,314 restricted stock awards remained unvested.

▪
Performance Based Restricted Stock Units: Based on the Company’s performance results for the period from February 9, 2018 through December 31, 2018, the NEOs who remained employed at year-end did not earn any of the 2018 performance units. Accordingly, other than Messrs. Chappelle, Ellis and Cole, who had employment contracts that provided for vesting and payout at target levels upon their separation, there was no payout associated with the 2018 performance based restricted stock units.

▪
Stock Option Awards: Stock options owned by Messrs. Chappelle, Ellis and Cole vested pursuant to their employment contracts upon their separation, all of which are significantly out-of-the-money. As of December 31, 2018, a total of 1,237,801 options remained unvested, all of which are significantly out-of-the-money.

◦	Severance benefits in the amount of $3,775,000, $1,545,000 and $1,340,250 have been excluded for Messrs. Chappelle, Ellis and Cole, respectively.

Leadership Transitions

Our Board, together with management, successfully added two new key executive leadership positions in 2018. Craig W. Collins joined the Company as Vice President and Chief Operating Officer-Midstream, and Kimberly O. Warnica joined the Company as Vice President, General Counsel, Chief Compliance Officer and Secretary, both in April 2018.

Messrs. Chappelle, Ellis and Cole were given an opportunity by the Board to resign from the Company, which was effective December 26, 2018, Mr. McCabe was given an opportunity by the Board to retire from the Company, which was effective March 29, 2019, the Company and Mr. Collins came to a mutual understanding with respect to Mr. Collins' separation from the Company, which was effective on April 3, 2019, and the Company and Mr. Smith came to a mutual understanding with respect to Mr. Smith's separation from the Company, which was effective July 19, 2019. See “Executive Compensation-Potential Payments Upon Termination or Change in Control-Post-Termination Compensation” for a description of certain benefits to which these executives were entitled. The payments made to these individuals were based on the Company’s obligations under their respective employment agreements. In the case of Messrs. Chappelle, Ellis, Cole, McCabe and Smith, these agreements were entered into in connection with the Business Combination and were intended to ensure the retention and focus of the management team during the early stages of the Company’s growth.

As a result of these departures, four new executives joined the Company in January 2019: Randy L. Limbacher, as Interim President; John C. Regan, as Vice President and Chief Financial Officer; John H. Campbell, Jr., as Interim Chief Operating Officer-Upstream, and Mark P. Castiglione, as Chief of Staff to the President. Effective June 18, 2019, Ms. Warnica's title was changed to Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, Mr. Regan's title was changed to Executive Vice President, Chief Financial Officer and Assistant Secretary, Mr. Campbell's title was changed to Interim Executive Vice President and Chief Operating Officer and Mr. Castiglione's title was changed to Interim Executive Vice President-Strategy and Corporate Development. For information regarding the 2019 compensation arrangements with respect to Messrs. Limbacher, Campbell and Castiglione and Mr. Regan, see our Forms 8-K filed on December 27, 2018 and January 7, 2019, respectively. For information on our 2019 incentive compensation program, see our Form 8-K filed on March 28, 2019. None of our named executive officers received raises to their base salaries for 2019.

Role of Management and Compensation Consultant

For 2018, the Compensation Committee directly engaged Pearl Meyer & Partners, LLC as its independent compensation consultant to advise the Compensation Committee on executive compensation matters. Pearl Meyer provides the Compensation Committee with information on industry trends, market practices and legislative issues. Pearl Meyer provides no other services to the Company or our executive officers, and the Compensation Committee has the right to terminate the services of Pearl Meyer and appoint a new compensation consultant at any time. Additionally, Pearl Meyer has provided the Compensation Committee with certification of its independence as set out under the rules of the Securities Exchange Act of 1934, as amended, and regulations promulgated under Dodd Frank.

Pearl Meyer interacts with several of our officers and employees as necessary. In addition, Pearl Meyer may seek input and feedback from members of our management regarding its work product prior to presentation to the Compensation Committee to confirm that information is accurate or address other issues. The Compensation Committee periodically meets independently with Pearl Meyer without management's presence. We believe that Pearl Meyer provides an independent perspective to the Compensation Committee.

The Compensation Committee seeks significant input from the CEO on compensation decisions and performance appraisals for all executive officers other than himself. However, all final compensation decisions for our executive officers are made by the Board after taking into consideration the recommendations of the Compensation Committee. The CEO does not provide recommendations or participate in Compensation Committee discussions concerning his own compensation.

Benchmark Peer Group

The Compensation Committee, with assistance from Pearl Meyer, its independent compensation consultant, approved a compensation peer group in 2018, which consisted of:

Approach Resources, Inc.	EOG Resources, Inc.	Pioneer Natural Resources Company
Concho Resources Inc.	Marathon Oil Corporation	Range Resources Corporation
Continental Resources, Inc.	Midstates Petroleum Company, Inc.	RSP Permian, Inc.
Diamondback Energy, Inc.	Newfield Exploration Company	Whiting Petroleum Corporation
Energen Corporation	Noble Energy, Inc.

For fiscal year 2018, as part of its annual review, the Compensation Committee determined that the peer group should be comprised of a combination of producers in the Company's operating areas plus those of comparable size and revenue projections through 2018. These estimates were based upon an aggressive growth model.  Using the peer group benchmarks, the Compensation Committee targeted the first quartile for fixed pay and the median of the 2018 peer group for variable pay, based upon achievement of the applicable performance metrics.  The data compiled on the selected peer companies covered enterprise value, market capitalization, mix or characteristics of reserves and other factors such as operating footprint.  Due to the strong correlation of revenue to executive pay, the basis for the peer group selection was such that the Company would fit into the median revenue levels (25th to 75th percentile) by year-end based on the projected growth.

Early in 2019, with the backdrop of disappointing financial performance and near-term projections, Pearl Meyer was asked to re-assess the peer group for 2019.   Pearl Meyer conducted a study analyzing peers of peers as well as peers from proxy advisory firms and solicited input from Company leadership, which resulted in a list of potential peer companies. This list was narrowed after considering several factors such as type of operators, areas of operation and more appropriate direct comparability of the median revenue of the new group to that of the Company.   As a result, using the Company’s projected revenues, the Company falls above the median for the new peer group in terms of revenue, market capitalization and enterprise value and at the top of the group for asset values. The Company believes this new peer group is appropriate for establishing 2019 compensation plans as the Company establishes the new strategy.

Approach Resources, Inc.	Comstock Resources, Inc.	Midstates Petroleum Company, Inc.
Bonanza Creek Energy, Inc.	Eclipse Resources Corporation	Penn Virginia Corporation
Callon Petroleum Company	Halcon Resources Corporation	SandRidge Energy, Inc.
Carrizo Oil & Gas, Inc.	Laredo Petroleum, Inc.	SilverBow Resources, Inc.
Chaparral Energy, Inc.

Compensation Governance and Best Practices

The Compensation Committee periodically evaluates market best practices in executive compensation and adjusts our compensation program as necessary to ensure it continues to provide balanced incentives, while managing compensation risks appropriately in the context of our business objectives. Our program has the following features that we believe comprise best practices:

WHAT WE DO
☑ Emphasize at-risk compensation designed to link pay to performance
☑ Maintain robust stock ownership requirements for executive officers and directors
☑ Engage an independent compensation consultant to advise the Compensation Committee
☑ Subject performance-based compensation to a clawback policy
☑ Minimize use of perquisites

WHAT WE DON’T DO
☒ Allow pledging of Company securities, including margin accounts
☒ Permit short sales or derivative transactions in Company securities, including hedges
☒ Provide single trigger vesting of equity and cash awards
☒ Reward executives for excessive, unnecessary or inappropriate risk-taking

Compensation Philosophy

Our executive compensation program is intended to motivate our executive officers to achieve strong financial and operating results. In addition, our program is designed to achieve the following objectives:

•
Pay for performance. Our program is designed to reward executives for their performance and motivate them to perform at a high level. Cash bonuses, based on annual Company as well as individual performance, coupled with our equity awards that generally vest over a three-year period, balance short-term and long-term Company objectives. A substantial portion of our NEO’s long-term incentive awards is comprised of performance units.

•	Encourage long-term stockholder value creation. Equity awards and robust stock ownership requirements align executives’ interests with our stockholders.

•
Pay competitively. Attract and retain highly qualified executive officers by providing reasonable total compensation levels competitive with that of executives holding comparable positions in similarly situated organizations.

Elements of Our Compensation Program
To accomplish our objectives, our compensation program is comprised primarily of the following elements: base salary, cash bonus, long-term incentives and benefits. By design, a significant portion of our NEOs' overall 2018 compensation, including annual cash bonuses and long-term incentive awards, is “performance-based,” and the opportunity to earn value is largely dependent on both Company and individual performance. The Compensation Committee determines a total compensation opportunity for each executive officer based on a review of competitive market data, utilization of third party industry sources and an independent compensation consultant, a review of the Company’s compensation philosophy and the Compensation Committee’s subjective judgment. The Compensation Committee does not set fixed percentages for each element of compensation, so the mix may change over time as the competitive market moves, governance standards evolve or our business needs change.
The following pie charts show the 2018 pay mix of total target direct compensation components for our interim CEO and other NEOs, respectively. Approximately 95% of our interim CEO’s total target direct compensation for 2018 was influenced by Company performance.

The Compensation Committee determined 2018 base salaries, annual incentive cash bonus opportunities and long-term incentive (“LTI”) awards in February 2018. The Compensation Committee determined the amount of 2018 annual cash bonuses in February 2019, after preliminary 2018 business results were known.

Base Salary

Base salaries are intended to provide a level of stability and certainty each year with respect to compensation. We pay base salary to recognize and reward overall responsibilities, experience and established skills. In setting base salary, the Compensation Committee compares each NEO’s current salary to the market and considers each individual’s experience and expertise, the value and responsibility associated with the role and internal pay equity. The Compensation Committee does not use a formula to calculate base salary increases for NEOs. In February 2018, in connection with the Business Combination, the Compensation Committee reviewed base salaries in light of the considerations noted above.

Annual Cash Bonus

The annual cash bonus rewards executives for achieving short-term financial, operational and strategic goals that drive stockholder value, as well as for individual performance during the year.

When determining target bonus opportunities for our executives, the Compensation Committee considers the range of market practices, as well as each executive’s experience, relative scope of responsibility, internal pay equity considerations and any other information the Compensation Committee deems relevant in its discretion. Our targeted performance goals, established by the Compensation Committee during the first quarter of the year, are defined to focus and challenge our NEOs to perform at a high level. Payout results may be above or below target based on actual Company and individual performance.

The Compensation Committee determined the 2018 annual cash bonus payout for each NEO based on its assessment of the following:

•	Quantitative Company performance goals; and

•	Individual performance, including leadership and ethics, and overall value that the officer created for the Company.

The illustration below summarizes the framework the Compensation Committee uses to determine individual officer bonus payouts:

Target Bonus Opportunity	X	Company Performance Score	X	Individual Performance Factor	=	Annual Bonus Payment

Target bonus opportunity consists of base salary multiplied by bonus target, which is expressed as a percentage of base salary. The quantitative Company performance score can range between 0% and 200%, with 100% being the target. Individual performance factors can range between 0 and 1.5.

2018 Quantitative Performance Metrics

During the first quarter of 2018, the Compensation Committee established quantitative performance goals for the bonus program by taking into consideration key safety, financial and operational performance measures that are important indicators of success in our industry. Each of these metrics was based on fiscal year 2018 performance and this included periods prior to the Business Combination.

The following tables show the targets and weightings established by the Compensation Committee and the performance achieved during 2018.

Upstream

The upstream quantitative performance metrics for 2018 were tied to a mix of growth, cost control and capital efficiency metrics. The higher than expected capital and operating costs experienced in 2018 coupled with lower than expected reservoir performance resulted in under-performance of the targeted upstream quantitative metrics. Only the net production growth achieved in 2018 was within the range of target metrics set. The upstream production growth achieved was done so with significantly higher than expected capital and operating costs. As a result, the Company failed to reach the target range on any of the cost or capital efficiency targets.

Performance Metric	Weight	Threshold	Target	Over-Achieve	Weighted Payout
LOE/BOE, $BOE[1]	15%	$5.33	$5.08	$4.85	0%
Production, MBOE/Day[2]	30%	27.8	32.7	38.5	22%
Drillbit F&D, $/BOE[3]	15%	$10.50	$9.50	$8.50	0%
Reserve Replacement, %[4]	10%	125%	150%	175%	0%
Upstream EBITDAX, $MM5	30%	$270	$317	$380	0%
			Weighted Average		22%
(1) Lease operating expense calculated based on operated horizontal production in Kingfisher County. Excludes other counties, legacy vertical wells, activities from other operators and revenues generated from working interest partners on the owned saltwater disposal facilities.
(2) Total reported net production. Includes operated and non-operated net production and is inclusive of acquisitions and divestiture activity.
(3) Calculated as development capital spent divided by increase in proved developed producing reserves, excluding technical revisions.
(4) Proved reserve additions divided by 2018 net production.
(5) Earnings before interest, taxes, depreciation, amortization and exploration adjusted for special items. Represents a full year 2018.

Midstream

The midstream quantitative performance metrics for 2018 were also tied to a mix of growth and cost control. Additionally, midstream quantitative performance metrics included capital budgeting and safety targets. While safety is a priority across the entire enterprise, given the integration of a new business segment with a significantly different operating make up than our legacy upstream operations, management chose to have the safe integration of this business as a quantitative performance metric for 2018. The Company had zero reportable incidents in Midstream in 2018, owing in part to this heightened focus on safety. Midstream cost control and capital budgeting goals were linked to an expectation that the Company would be able to rapidly add significant third-party midstream volumes over the course of 2018. Instead, the Company experienced an environment where third-party activity on existing acreage dedications was below expectations and the amount of new third-party contracting was limited. The Company was still within the target range for operating costs, despite lower than expected gas volumes in the plant, and demonstrated capital discipline as spending on growth capital moderated to be in line with the reduced trajectory of the business development efforts.

Performance Metric	Weight	Threshold	Target	Over-Achieve	Weighted Payout
Plant OPEX, $/MMBTU[1]	20%	$0.35	$0.25	$0.15	15%
Safety, TRI[2]	10%	2	1	0	20%
CAPEX Control, % Budget[3]	10%	120%	100%	80%	20%
Midstream EBITDA, $MM4	60%	$69	$81-$109	$125	0%
			Weighted Average		55%
(1) Calculated for the period from February 9, 2018 - December 31, 2018.
(2) Calculated using the Occupational Safety and Health Administration Recordable Incidents Rate.
(3) Calculated as capital spent as a percentage of approved capital. Excluded expansion area and produced water capital expenditures.
(4) Earnings before interest expense, income taxes, depreciation and amortization, as well as other adjustments.

Messrs. Hackett, Smith, Chappelle and McCabe and Ms. Warnica participated in both upstream and midstream bonus plans with weighting proportionate to the respective upstream and midstream EBITDA(X) targets, resulting in a 30% weighted payout. Ms. Warnica’s proportionate weighting was adjusted to 50% for each of upstream and midstream to more accurately align with her 2018 job responsibilities. Messrs. Ellis and Cole participated in only the upstream bonus plan and Mr. Collins participated in only the midstream bonus plan.

The Compensation Committee evaluated our NEO’s contributions during 2018 and considered each NEO’s specific contribution to our Company and assigned an individual performance factor to each executive.

Below are the actual bonus payments earned for 2018 performance:

	2018 Annual Base Salary Annualized	Bonus Target	Annual Target Bonus Opportunity[1]	Percent of Target Achieved[2]	Actual Bonus Payout
James T. Hackett	$520,000	95%	$494,000	0%	$0
Michael A. McCabe[3]	$450,000	95%	$427,500	0%	$0
Craig W. Collins[4]	$450,000	95%	$427,500	55%	$166,396
Kimberly O. Warnica	$450,000	95%	$427,500	58%	$170,918
Ronald J. Smith[5]	$270,000	65%	$175,500	7%	$13,063
Harlan H. Chappelle[6]	$830,000	125%	$1,037,500	0%	$0
Michael E. Ellis[6]	$520,000	95%	$494,000	0%	$0
Homer “Gene” Cole[6]	$450,000	95%	$427,500	0%	$0
(1) Based on annualized earnings.
(2) Based on actual earnings.
(3) Mr. McCabe retired as of March 29, 2019.
(4) Mr. Collins' last day of employment was April 3, 2019.
(5) Mr. Smith's' last day of employment was July 19, 2019.
(6) Messrs. Chappelle, Elis and Cole resigned effective December 26, 2018.

2018 Long-Term Incentive Awards

After consultation with its independent consultant and considering competitive market data, the demand for talent, and cost considerations, the Compensation Committee awarded LTIs to Messrs. Hackett, Smith, Chappelle, Ellis, McCabe and Cole as of February 9, 2018 in connection with the Business Combination. The Compensation Committee determined to grant 30% of the target LTI value in restricted stock awards, 30% in options and 40% in performance-based restricted stock units. The Compensation Committee awarded LTIs to each of Mr. Collins and Ms. Warnica in connection with their joining the Company in April 2018 in recognition of grants that were forfeited from prior employers, as well as the annual grant cycle.

The table below lists the target grant-date LTI value for each NEO. The Compensation Committee’s methodologies to deliver target LTI values are similar to, but can differ from, the methodologies used for accounting purposes as reflected in the Summary Compensation Table and Grants of Plan-Based Awards Table. See the Grants of Plan-Based Awards Table for additional detail about each LTI award.

	Restricted Stock Awards	Options	Performance-Based Restricted Stock Units	Total 2018 Target Value
James T. Hackett	$0	$2,500,000	$7,500,000	$10,000,000
Michael A. McCabe[1]	$1,200,000	$1,200,000	$1,600,000	$4,000,000
Craig W. Collins[2]	$1,750,000	$375,000	$375,000	$2,500,000
Kimberly O. Warnica	$600,000	$600,000	$800,000	$2,000,000
Ronald J. Smith[3]	$225,000	$225,000	$300,000	$750,000
Harlan H. Chappelle[4]	$0	$2,500,000	$7,500,000	$10,000,000
Michael E. Ellis[4]	$0	$1,500,000	$4,500,000	$6,000,000
Homer “Gene” Cole[4]	$1,200,000	$1,200,000	$1,600,000	$4,000,000
(1) Mr. McCabe retired as of March 29, 2019.
(2) Mr. Collins' last day of employment was April 3, 2019.
(3) Mr. Smith's last day of employment was July 19, 2019.
(4) Messrs. Chappelle, Ellis and Cole resigned effective December 26, 2018.

Restricted Stock Awards. The Compensation Committee awards restricted stock for diversification of the LTI award mix, for retention purposes and to align NEO interests with those of our stockholders. Restricted stock provides recipients with the opportunity for capital accumulation, which leads to retention and stock ownership and a more predictable LTI value than is provided by stock options and performance units. Restricted stock awards vest pro rata over a three-year period on the anniversary of the grant date. Prior to vesting, recipients have the right to vote and accumulate dividends on, to the extent paid, the restricted shares. Any accumulated dividends are subject to the same vesting schedule as the underlying share of restricted stock.

Options. Stock options provide a direct link between officer compensation and the value delivered to stockholders. The Compensation Committee believes that stock options are inherently performance-based, as option holders only realize compensation if the value of our stock increases following the grant date. Options vest pro rata over a three-year period on the anniversary of the grant date and generally expire after 7 years unless the officer separates from the Company.

Performance-Based Restricted Stock Units (RSUs). The Compensation Committee believes a significant portion of the NEO’s compensation should be “at-risk” and accordingly granted 40% of the LTI value in performance-based RSUs to all NEOs other than Mr. Collins, whose LTI reflected grants forfeited from his former employer. The RSUs vest ratably over three years. The Company expected that its net production growth on upstream and system volumes growth on midstream, when coupled with a focus on maintaining a low-cost operating environment, would drive a significant increase in operating cash flows, as measured by Earnings Before Interest, Tax, Depreciation, Amortization and Exploration (“EBITDAX”). The Compensation Committee set achievement of certain EBITDAX and EBITDAX per debt-adjusted share targets for the 2018 performance period, which was from February 9, 2018 through December 31, 2018. The number of performance-based RSUs that could be earned for the 2018 performance period was established at the lesser of:

•	the product of the target performance-based RSUs multiplied by the applicable percentage determined based on the Company’s EBITDAX during the performance period; and

•
the product of the Target Performance-Based RSUs multiplied by the applicable percentage determined based on the Company’s EBITDAX per debt-adjusted share during the performance period, each as set forth under the following charts:

Level*	EBITDAX	Performance-Based RSUs (Payout %)
Threshold	$385MM	50% of Target Performance-Based RSUs
Target	$450MM	100% of Target Performance-Based RSUs
Maximum	$540MM	200% of Target Performance-Based RSUs

Level*	EBITDAX/DAS	Performance-Based RSUs (Payout %)
Threshold	$0.85	50% of Target Performance-Based RSUs
Target	$1.00	100% of Target Performance-Based RSUs
Maximum	$1.20	200% of Target Performance-Based RSUs

*The payout percentage for determining the actual number of performance-based RSUs that have become payable will be interpolated for performance between Threshold and Target, and also for performance between Target and Maximum. For the avoidance of doubt, there will be no payout, and no performance-based RSUs will vest, if the Threshold performance level set forth above is not reached for both metrics.

Ultimately, while the average commodity price in 2018 was higher than in 2017, with lower than expected growth and higher than expected costs, the Company was not able to reach its targets. Based on the Company’s performance results for the period from February 9, 2018 through December 31, 2018, the NEOs did not earn any of the 2018 performance units. Accordingly, other than Messrs. Chappelle, Ellis and Cole, who had employment contracts that provided for vesting and payment at target levels upon their separation, there was no payout associated with these awards.

Other Benefits

We provide company benefits or perquisites that we believe are standard in the industry to all of our employees. These benefits consist of group health and welfare insurance offerings for employees and their qualified dependents and a 401(k) employee savings and protection plan. The costs of the health and welfare benefits were paid for entirely by the Company for all employees in 2018. We make matching contributions of 5% to the 401(k) contribution of each qualified participant and pay all administrative costs to maintain the plan.

We believe that an important aspect of attracting and retaining qualified individuals to serve as executive officers involves providing market termination protection benefits. We have entered into employment agreements with our NEOs pursuant to which they are entitled to certain benefits upon qualifying terminations of employment. These arrangements are discussed in further detail in "Executive Compensation—Potential Payments Upon Termination or Change in Control".

Employment Agreements

In connection with the Business Combination, the Company entered into a letter agreement with Mr. Hackett under which, if the Company terminates Mr. Hackett’s employment without cause or he resigns for good reason, within the meaning of and under the letter agreement, he will be entitled to full accelerated vesting of all Company equity awards granted to him during the three years following closing of the Business Combination that are subject to time-based vesting and accelerated vesting of any such Company equity awards that are subject to performance-based vesting at the target level of performance. The Board also approved an annual base salary for Mr. Hackett of $520,000, effective on the closing date of the Business Combination, and a target annual bonus amount under an annual performance bonus program for 2018 of 95% of his annual base salary.
In addition, in connection with the Business Combination, the Company entered into employment agreements with each of Messrs. Chappelle, Ellis, McCabe, Cole, and Smith. These agreements were intended to ensure the retention and focus of the management team during the early stages of the Company’s growth. The employment agreements were for terms of three years (or two years for Mr. Smith). Messrs. Chappelle, Ellis and Cole were given an opportunity by the Board to resign from the Company, which was effective December 26, 2018, Mr. McCabe was given an opportunity by the Board to retire from the Company, which was effective March 29, 2019, and on July 2, 2019 the Company and Mr. Smith came to a mutual understanding with respect to Mr. Smith's separation from the Company, which was effective July 19, 2019. See “Executive Compensation—Potential Payments Upon Termination or Change in Control—Post-Termination Compensation” below for a description of certain benefits to which these executives were entitled pursuant to their employment agreements. In addition, the Company entered into employment agreements with Mr. Collins and Ms. Warnica in April 2018 when they joined the Company. On March 22, 2019, the Company and Mr. Collins came to a mutual understanding with respect to Mr. Collins' separation from the Company, which was effective on April 3, 2019. See “Executive Compensation—Potential Payments Upon Termination or Change in Control—Post-Termination Compensation” below for a description of certain benefits to which Mr. Collins was entitled pursuant to his separation agreement.
The employment agreement for Ms. Warnica entitles her to receive an annual base salary of $450,000 and to participate in an annual performance bonus program with a target bonus award determined by the Board. For 2018, Ms. Warnica’s target annual bonus amounts under this program was 95% of her annual base salary. Ms. Warnica is also entitled to receive an annual physical and reimbursement of up to $5,000 per year for tax planning services. If the Company terminates Ms. Warnica’s employment without cause or she resigns for good reason, within the meaning of and under the employment agreement, she will be entitled to receive (i) a prorated annual bonus for the year of termination, determined at the discretion of the Compensation Committee and based on satisfaction of performance criteria prorated for the partial performance period, (ii) full accelerated vesting of all Company equity awards that are subject to time-based vesting, accelerated vesting of any Company equity awards that are subject to performance-based vesting at the target level of performance and full accelerated vesting of any nonqualified deferred compensation account balance or benefit, (iii) a lump-sum payment equal to $24,000 for outplacement services, (iv) 18 months of her annual base salary and1.5 times the greater of her target annual bonus and the annual bonus paid to her for the prior year and (v) payment for up to 18 months of premiums for continued coverage in the Company’s group health plans and, thereafter continued participation in the Company’s group health plans at her cost for up to an additional 6 months. Ms. Warnica is also entitled to receive the amounts under clauses (i), (iii), (iv) and (v) of the preceding sentence if her employment terminates due to death or disability, under and within the meaning of their respective employment agreement. If Ms. Warnica’s qualifying termination of employment occurs during the fifteen months following a change in control (within the meaning of the officer’s employment agreement) or, only in the case of termination without cause or resignation for good reason, during the three months prior to a change in control and is demonstrated to be in connection with the change in control, then in addition to the foregoing payments and benefits, she will be entitled to an additional lump-sum payment equal to the sum of six months of her annual base salary and 0.5 times the greater of her target annual bonus and the annual bonus paid to her for the prior year. Ms. Warnica’s rights to receive termination payments and benefits, other than a prorated annual bonus for the year of termination, are conditioned upon executing a general release of claims in our favor. Ms. Warnica has also agreed to refrain from competing with the Company or soliciting its customers or employees during and for a period of 12 months following his or her employment with the Company.
The employment agreement for Ms. Warnica further entitles her, if a termination of employment occurs during the three years following the closing date of the Business Combination, to payment for any excise taxes imposed under Section 4999 of the Internal Revenue Code as a result of a change in control (within the meaning of their respective employment agreements), other than the Business Combination, plus an additional amount that puts her in the same after-tax position she would have been absent the imposition of excise taxes under Section 4999 of the Internal Revenue Code.

Tax Considerations

The Compensation Committee considers the accounting and tax treatment of executive compensation in determining the amount and form of compensation that we pay our named executive officers. For instance, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which generally disallows tax deductions to public companies for certain compensation in excess of $1 million that is paid in any one tax year to our named executive officers (other than the chief financial officer). Prior to the effectiveness of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), there was an exception to the $1 million limitation for performance-based compensation meeting certain requirements defined by the IRS. The Tax Act mandates that for tax periods beginning in 2018, the chief financial officer is no longer excluded from this limitation and performance-based compensation is no longer exempted. Transition rules under the Tax Act will allow certain payments to be deductible based on the pre-Tax Act rules if the payments are made pursuant to binding arrangements in effect as of November 2, 2017.

All equity awards to our employees, including executive officers, and to our directors will be granted and reflected in our consolidated financial statements, based upon the applicable accounting guidance, at fair market value on the grant date in accordance with FASB ASC, Topic 718, “Compensation-Stock Compensation.”
Stock Ownership Requirements and Anti-Hedging and Anti-Pledging Policies

All of our officers who are “executive officers” for purposes of Section 16 of the Exchange Act are subject to our stock ownership requirements, which are intended to reinforce the alignment of interests between our officers and stockholders. The stock ownership requirements are as follows:

•	CEO - six times base salary;

•	CFO and COOs - three times base salary;

•	Vice Presidents - two times base salary.

Section 16 officers have five years from their respective appointment or promotion dates to achieve the designated stock ownership level. The Compensation Committee reviews each officer’s progress toward the requirements during the first quarter of each year to determine whether the market value of shares, including the value of unvested shares, satisfies our requirements. Stock options and performance units are not counted as shares owned in measuring stock ownership. Officers who do not hold the required level of stock ownership must hold the shares they receive upon vesting of restricted stock or exercise of stock options (after payment of exercise prices and after taxes) until they have met their requirement. All of our executive officers are still within the five year window for compliance with these guidelines.

In addition, to ensure that they bear the full risks of stock ownership, officers are prohibited from engaging in hedging transactions related to our stock. Officers are also prohibited from pledging or creating a security interest in any shares of our common stock they hold, including shares in excess of the applicable ownership requirement.

Clawback Policy
In March 2018, the Company adopted a clawback policy that provides that in the event of a restatement of the Company’s financial results (other than due to a change in applicable accounting rules or interpretation), the result of which is that any performance-based compensation awarded or paid during the three years preceding such restatement to an executive would have been a lower amount had it been calculated based on such restated financial statement, and such executive engaged in intentional or unlawful misconduct which materially contributed to the need for such restatement, then the Compensation Committee shall, with some exceptions, seek to recover for the benefit of the Company the excess of the awarded compensation over the adjusted compensation.

EXECUTIVE COMPENSATION
The following table summarizes the total compensation for each NEO for the years shown:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)[1]	Bonus ($)[2]	Stock Awards ($)[3]	Option Awards ($)[3]	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)[5]	Total ($)[6]
James T. Hackett Executive Chairman and Interim CEO	2018	442,000	0	1,405,660	2,722,288	0	0	0	4,569,948
Michael A. McCabe Former Vice President and Chief Financial Officer[7]	2018	399,231	0	1,424,402	1,306,698	0	0	14,350	3,144,681
Craig W. Collins Former Vice President and COO-Midstream[8]	2018	318,462	127,524	1,824,998	452,708	166,396	0	8,670	2,898,758
Kimberly O. Warnica Executive Vice President, General Counsel, Chief Compliance Officer and Secretary[9]	2018	311,539	94,740	760,000	724,686	170,918	0	9,613	2,071,496
Ronald J. Smith Former Vice President and Chief Accounting Officer[10]	2018	239,115	0	347,075	245,006	13,063	0	13,835	858,094
Harlan H. Chappelle Former President and CEO[11]	2018	724,154	0	1,405,660	2,722,288	0	0	4,840,711	9,692,813
Michael E. Ellis Former Vice President and COO-Upstream[11]	2018	460,654	0	843,396	1,633,373	0	0	2,177,557	5,114,980
Homer “Gene” Cole Former Vice President and Chief Technical Officer[11]	2018	395,962	0	1,574,402	1,306,698	0	0	1,720,936	4,997,998
(1) Represents salary paid in 2018 from closing of the Business Combination through year-end or separation of employment, as the case may be. Mr. Collins and Ms. Warnica joined the Company in April 2018.
(2) For Mr. Collins and Ms. Warnica, this column represents the one-time cash sign-on bonus amounts received upon commencement of employment.
(3) Reflects the aggregate grant date fair values calculated in accordance with FASB Accounting Standards Codification Topic 718 "Compensation-Stock Compensation" ("ASC Topic 718"). Assumptions used in the calculation of these amounts are included in footnote 22 to our consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2018. The Stock Awards column also includes the grant date fair value for the first tranche of the performance-based restricted stock units granted in 2018 at target levels. These awards vest over three years at 20% during the first year, 30% during the second year and 50% during the third year. We only recognize expense for these awards when the specified performance thresholds for future periods have been established. Only the performance goals and objectives for 2018 were established as of December 31, 2018. No amounts will be recognized for the 2019 and 2020 performance period until the specific targets have been established and probability of attainment can be measured. The value ultimately realized upon the actual vesting of the awards may or may not be equal to this determined value, as these awards are subject to performance criteria and have been valued based on assessment of that criteria as of the grant date. See the “-Grants of Plan-Based Awards Table” and “Compensation Discussion and Analysis - 2018 Long-Term Incentive Awards-Performance-Based Restricted Stock Units” for further detail on our performance unit program. It was determined in January 2019 that the first tranche of 2018 performance-based units would pay out at zero percent. If the highest level of performance conditions had been achieved for the year ending December 31, 2018, the maximum grant date fair value for the first tranche of the performance-based restricted stock units for each executive would have been as follows:

Name	Maximum Grant Date Fair Value ($)
James T. Hackett	2,811,322
Michael A. McCabe	599,749
Craig W. Collins	150,000
Kimberly O. Warnica	320,001
Ronald J. Smith	112,454
Harlan H. Chappelle	2,811,322
Michael E. Ellis	1,686,792
Homer “Gene” Cole	599,749

(4) This column reflects annual cash bonus payments, determined by the Compensation Committee and paid in the first quarter of the following year pursuant to the Company’s Annual Incentive Compensation Plan. Those awards are discussed in further detail under “Compensation Discussion and Analysis—Annual Cash Bonus.”
(5) The following table describes each component of the All Other Compensation column for 2018 in the Summary Compensation Table:

Name	Year	Company Physicals ($)(a)	Tax & Financial Planning ($)(b)	Miscellaneous ($)(c)	Company Contributions to Defined Contribution Plan ($)(d)	Total All Other Compensation ($)
James T. Hackett	2018	0	0	0	0	0
Michael A. McCabe	2018	0	0	600	13,750	14,350
Craig W. Collins	2018	0	5,000	450	3,220	8,670
Kimberly O. Warnica	2018	0	5,000	300	4,313	9,613
Ronald J. Smith	2018	0	0	550	13,285	13,835
Harlan H. Chappelle	2018	0	0	4,828,284(e)	12,427	4,840,711
Michael E. Ellis	2018	0	5,000	2,158,807(f)	13,750	2,177,557
Homer “Gene” Cole	2018	0	3,505	1,703,681(g)	13,750	1,720,936
(a)    Executives are entitled to reimbursement for the full cost of an annual physical examination through their employment agreements.
(b)    Executives are entitled to up to $5,000 in reimbursement for the cost of tax preparation and planning by a certified financial planner or certified public accountant.
(c)    Includes personal use of club memberships, personal use of company vehicle and health club dues, with such health club dues being capped at $600 per year.
(d)    Reflects amounts contributed by us under the 401(k) employee savings and protection plan.
(e)    This amount includes (i) $31,271 for personal use of club memberships; (ii) $1,022,013, which reflects the in-the-money value of the stock options (currently $0) and the actual pre-tax income realized for performance units for which vesting was accelerated upon Mr. Chappelle’s resignation, valued as of the date an effective release was obtained, which was January 3, 2019, at a stock price of $1.30; the grant date fair value of which is reported in the Stock Awards and Option Awards columns of the Summary Compensation Table, as applicable; and (iii) $3,775,000, which represents the value of the benefits to which Mr. Chappelle was entitled to pursuant to his employment agreement. Please read “-Potential Payments Upon Termination or Change in Control” for additional information.
(f)    This amount includes (i) $600 for health club dues; (ii) $613,207, which reflects the in-the-money value of the stock options (currently $0)and the actual pre-tax income realized for performance units for which vesting was accelerated upon Mr. Ellis’ resignation, valued as of the date an effective release was obtained, which was January 3, 2019, at a stock price of $1.30; the grant date fair value of which is reported in the Stock Awards and Option Awards columns of the Summary Compensation Table, as applicable; and (iii) $1,545,000, which represents the value of the benefits to which Mr. Ellis was entitled to pursuant to his employment agreement. Please read “—Potential Payments Upon Termination or Change in Control” for additional information.
(g)    This amount includes (i) $1000 for personal use of club memberships; (ii) $362,431, which reflects the in-the-money value of the stock options (currently $0) and the actual pre-tax income realized for performance units and restricted stock for which vesting was accelerated upon Mr. Cole’s resignation, with the restricted stock valued as of the date of Mr. Cole’s separation, which was December 26, 2018, at a stock price of $.90 and the performance units valued as of the date an effective release was obtained, which was January 3, 2019, at a stock price of $1.30; the grant date fair value of which is reported in the Stock Awards and Option Awards columns of the Summary Compensation Table, as applicable; and (iii) $1,340,250, which represents the value of the benefits to which Mr. Cole was entitled to pursuant to his employment agreement. Please read “—Potential Payments Upon Termination or Change in Control” for additional information.

(6) The amounts reflected here for Mr. Hackett and Ms. Warnica are the same as what was disclosed in the Alta Mesa Holdings, LP 10-K for the year ending December 31, 2018.
(7) Mr. McCabe retired as of March 29, 2019.
(8) Mr. Collin's last day of employment was April 3, 2019.
(9) Effective June 18, 2019, Ms. Warnica's title changed from Vice President, General Counsel, Chief Compliance Officer and Secretary to Executive Vice President, General Counsel, Chief Compliance Officer and Secretary.
(10) Mr. Smith's last day of employment was July 19, 2019.
(11) Messrs. Chappelle, Ellis and Cole resigned effective December 26, 2018.

Grants of Plan-Based Awards in 2018

The following table provides information about all plan-based long-term incentive awards, including restricted stock, stock options and performance units, granted to each NEO during 2018. The awards listed in the table were granted under the 2018 Long Term Incentive Plan and are described in more detail in “Compensation Discussion and Analysis.”
Non-Equity Incentive Plan Awards. Values disclosed reflect the estimated cash payouts under the Company’s annual incentive compensation plan, based on actual salaries earned in 2018. If threshold levels of performance are not met, the payout can be zero. If maximum levels of performance are achieved, the payout can be 300% of each NEO’s target. The amounts actually paid to the NEOs for 2018 are disclosed in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column.
Equity Incentive Plan Awards. Awards reported reflect performance units, which are denominated as an equivalent of one share of Company common stock and, if earned, are paid in stock or cash at the Compensation Committee’s election. Executive officers may earn from 0% to 200% of the targeted award based on the Company’s EBITDAX and EBITDAX per debt-adjusted share. The threshold value reported represents the lowest earned amount, other than zero, based on a defined payout scale.
Stock Awards. Awards reported reflect restricted stock awards that vest pro-rata annually over three years, beginning with the first anniversary of the grant date, except for awards granted on August 20, 2018 to Messrs. Smith and Cole, which vest on the one year anniversary of the grant date. Dividend equivalents, if any, are accrued and paid upon the applicable vesting of the underlying award. The Company did not pay any dividends in 2018.
Option Awards. Stock options vest pro-rata annually over three years, beginning with the first anniversary of the date of grant and have a term of seven years. The exercise price is not less than the market price on the date of grant and repricing of stock options to a lower exercise price is prohibited, unless approved by stockholders.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)
Name	Type of Award	Grant Date(2)	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)	All Other Stock Awards; Number of Shares of Stock or Units (#)	All Other Option Awards; Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(1)(3)
James T. Hackett	Annual Cash Bonus		247,000	494,000	1,482,000							0
	Options	2/9/18								589,623	9.54	2,722,288
	Performance Units	2/9/18				393,082	786,164	1,572,328				1,405,660
Michael A. McCabe	Annual Cash Bonus		213,750	427,500	1,282,500							0
	Restricted Stock	2/9/18							125,786			1,124,528
	Options	2/9/18								283,019	9.54	1,306,698
	Performance Units	2/9/18				83,858	167,715	335,430				299,874
Craig W. Collins	Annual Cash Bonus		213,750	427,500	1,282,500							0
	Restricted Stock	4/3/18							247,875			1,749,998
	Options	4/3/18								119,511	7.06	452,708
	Performance Units	4/3/18				26,558	53,116	106,232				75,000

Kimberly O. Warnica	Annual Cash Bonus		213,750	427,500	1,282,500							0
	Restricted Stock	4/9/18							85,592			600,000
	Options	4/9/18								192,582	7.01	724,686
	Performance Units	4/9/18				57,061	114,123	228,246				160,000
Ronald J. Smith	Annual Cash Bonus		87,750	175,500	526,500							0
	Restricted Stock	2/9/18							23,585			210,849
		8/20/18							18,476			80,000
	Options	2/9/18								53,066	9.54	245,006
	Performance Units	2/9/18				15,724	31,447	62,894				56,226
Harlan H. Chappelle	Annual Cash Bonus		518,750	1,037,500	3,112,500							0
	Options	2/9/18								589,623	9.54	2,722,288
	Performance Units	2/9/18				393,082	786,164	1,572,328				1,405,660
Michael E. Ellis	Annual Cash Bonus		247,000	494,000	1,482,000							0
	Options	2/9/18								353,774	9.54	1,633,373
	Performance Units	2/9/18				235,849	471,698	943,396				843,396
Homer “Gene” Cole	Annual Cash Bonus		213,750	427,500	1,282,500							0
	Restricted Stock	2/9/18							125,786			1,124,528
		8/20/18							34,642			150,000
	Options	2/9/18								283,019	9.54	1,306,698
	Performance Units	2/9/18				83,858	167,715	335,430				299,874
(1)Performance-based restricted stock units granted in 2018 vest over three years at 20% during the first year, 30% during the second year and 50% during the third year. We only recognize expense for these awards when the specified performance thresholds for future periods have been established. Only the performance goals and objectives for 2018 were established as of December 31, 2018. No amounts will be recognized for the 2019 and 2020 performance period until the specific targets have been established and probability of attainment can be measured. The value ultimately realized upon the actual vesting of the awards may or may not be equal to this determined value, as these awards are subject to performance criteria and have been valued based on assessment of that criteria as of the grant date.
(2)Awards were established based on the fair market value of a Class A share of AMR on the grant date in the table and, in the case of restricted stock and restricted stock units granted on February 9, 2018, were issued upon filing of an effective registration statement, which was April 12, 2018.
(3)Reflects the aggregate grant date fair values calculated in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 22 to our consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2018.

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table reflects outstanding stock option awards and unvested and unearned stock awards (both time-based and performance-contingent) as of December 31, 2018, assuming a market value of $1.00 per share (the closing stock price of the Company’s common stock on December 31, 2018):

						Stock Awards
		Option Awards				Restricted Stock/Units(3)		Equity Incentive Plan Awards / Performance Units(4)
		Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	Number of Share or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Name	Grant Date(1)	Exercisable (#)	Unexercisable(2) (#)
James T. Hackett	2/9/18	0	589,623	9.54	2/8/25			786,164	786,164
Michael A. McCabe	2/9/18	0	283,019	9.54	2/8/25	125,786	125,786	134,172	134,172
Craig W. Collins	4/3/18	0	119,511	7.06	4/2/25	247,875	247,875	53,116	53,116
Kimberly O. Warnica	4/9/18	0	192,582	7.01	4/8/25	85,592	85,592	114,123	114,123
Ronald J. Smith	2/9/18 2/9/18 8/20/18	0	53,066	9.54	2/8/25	23,585 18,476	23,585 18,476	31,447	31,447
Harlan H. Chappelle(5)	2/9/18	589,623	0	9.54	12/26/21
Michael E. Ellis(5)	2/9/18	353,774	0	9.54	12/26/21
Homer “Gene” Cole(5)	2/9/18	283,019	0	9.54	12/26/21
(1)Awards were established based on the fair market value of of a Class A share of AMR on the grant date in the table and, in the case of restricted stock and restricted stock units granted on February 9, 2018, were issued upon filing of an effective registration statement, which was April 12, 2018.
(2)All stock options listed vest in one-third increments on each anniversary of the grant date.
(3)Reflects the number of shares of unvested restricted stock held by our NEOs on December 31, 2018. The restricted stock will vest pro rata annually over three years, beginning with the first anniversary of the Business Combination date, except for the restricted stock granted to Mr. Smith on August 20, 2018, which will vest in full on the one year anniversary of the grant date.
(4)The number of outstanding units and estimated payout disclosed for each award assumes target payout for each tranche of the award. However, in January 2019, it was determined that the first tranche of 2018 performance-based units would pay out at zero percent.
(5)Messrs. Chappelle, Ellis and Cole resigned from the Company effective December 26, 2018. In accordance with their respective employment and separation agreements, all outstanding options, shares of restricted stock and performance units vested. Performance units were paid out at target per the agreements. The release of these awards was subject to an effective release which was received from each in January of 2019.

Option Exercise and Stock Vested in 2018

The following table provides information about the aggregate dollar value realized during 2018 by the NEOs, including option exercises, vesting of restricted stock and performance unit payouts:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
James T. Hackett	0	0	0	0
Michael A. McCabe	0	0	0(4)	0
Craig W. Collins	0	0	0	0
Kimberly O. Warnica	0	0	0	0
Ronald J. Smith	0	0	0	0
Harlan H. Chappelle	0	0	786,164	1,022,013
Michael E. Ellis	0	0	471,698	613,207
Homer “Gene” Cole	0	0	328,143	362,431
(1)Reflects the actual pre-tax income realized by NEOs upon exercise of stock options, which, is the fair market value of the shares on the exercise date less the grant price.
(2)The numbers disclosed include performance unit awards paid in shares for which restrictions lapsed during 2018.
(3)Reflects the actual pre-tax income realized by NEOs upon vesting of restricted stock or performance units. In the case of shares of restricted stock for Mr. Cole, this was the fair market value on his date of separation, which was December 26, 2018. In the case of performance units for Messrs. Chappelle, Ellis and Cole, this was the fair market value on the date an effective release was obtained, which was January 3, 2019.
(4)Mr. McCabe’s initial tranche of 2018 performance-based units were canceled on November 29, 2018 in connection with his Separation Agreement.

Potential Payments Upon Termination or Change in Control
Our NEOs are parties to employment agreements that provide them with post-termination benefits in a variety of circumstances. The amount of compensation payable in some cases may vary depending on the nature of the termination, whether as a result of voluntary termination, involuntary not-for-cause termination, termination following a change of control and in the event of disability or death of the executive. The discussion below describes the varying amounts payable in each of these situations. It assumes, in each case, that the officer’s termination was effective as of December 31, 2018, and, where applicable, uses the closing price of our common stock of $1.00 on such date. In presenting this disclosure, we describe amounts earned through December 31, 2018 and, in those cases where the actual amounts to be paid out can only be determined at the time of such executive’s separation from us, we estimate the amounts that would be paid out to the executives upon their termination.
The following are general definitions that apply to the termination scenarios detailed below. These definitions have been summarized and are qualified in their entirety by the full text of the applicable plans or agreements to which our NEOs are parties. For a description of the employment agreements, read “Compensation Discussion & Analysis-Employment Agreements.”
Anticipatory Termination generally means a termination of the employment within the three (3) month period ending immediately prior to the Change in Control date (in which the Change in Control is a “change in control event” within the meaning of Code Section 409A), but only if (a) the NEO’s employment with the Company was (i) terminated by the Company without Cause or (ii) terminated by the NEO for Good Reason, and (b) it is reasonably demonstrated by the NEO that such termination of employment (1) was at the request of a third party who has taken steps reasonably calculated to effect such Change in Control or (2) otherwise arose in connection with or anticipation of such Change in Control.
Cause is generally defined as: (A) the NEO’s final conviction by a court of competent jurisdiction of a felony involving moral turpitude, or entering the plea of nolo contendere to such felony by the NEO; (B) the commission by the NEO of a demonstrable act of material fraud, or a proven and material misappropriation of funds or other property, of or upon the Company or any affiliate; (C) the engagement by the NEO, without the written approval of the Company, in any material activity which directly competes with the business of the Company or any affiliate, or which would directly result in a material injury to the business or reputation of the Company or any affiliate; or (D) the breach by the NEO of any material provision of his or her employment agreement. With respect to items (C) and (D) above, in order to constitute “Cause” hereunder, the NEO must also fail to cure such breach within a reasonable time period set by the Company but in no event less than twenty (20) calendar days after NEO’s receipt of such notice.

Change of Control means and includes each of the following:

(A)
A transaction or series of transactions (other than an offering of common stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (1) and (2) of subsection (C) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(B) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (A) or (C)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of such two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(C) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions, or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(1) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; and
(2) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (2) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.
Notwithstanding the foregoing, in no event shall the following constitute a Change in Control: (i) the Business Combination or any transactions occurring in connection therewith, or (ii) any initial public offering of any subsidiary of the Company that owns all or part of the Company’s Midstream Assets or any other sale or disposition of such Midstream Assets directly or indirectly by the Company in connection with such initial public offering.
The Board as in effect immediately prior to the occurrence of a Change in Control shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of such authority in conjunction with a determination regarding whether a Change in Control is a “change in control event” (as defined in Treasury Regulation Section 1.409A-3(i)(5)) shall be determined on a basis consistent with such regulation.
Good Reason means the occurrence of any of the following without the NEO’s prior written consent, if not cured and corrected by the Company within 60 days after written notice thereof is provided by the NEO to the Company, provided such notice is delivered within 90 days after the occurrence of the applicable condition or event and that NEO resigns from employment with the Company within 90 days following expiration of such 60-day cure period: (a) the demotion or reduction in title or rank of NEO with the Company, or the assignment to NEO of duties that are materially inconsistent with NEO’s positions, duties and responsibilities with the Company, or any removal of the NEO from, or any failure to nominate for re-election the NEO to, any of such positions (other than a change due to the NEO’s Disability or as an accommodation under the American with Disabilities Act), except for any such demotion, reduction, assignment, removal or failure that occurs in connection with NEO’s termination of employment for Cause, Disability or death; (b) the reduction of the NEO’s annual base salary and/or target bonus opportunity, as compared to his aggregate base salary and target bonus opportunity as effective immediately prior to such reduction, if such reduction of base salary and/or target bonus opportunity, on an aggregated basis, is five percent (5%) or greater of the aggregate base salary and target bonus opportunity as effective immediately prior to such reduction; (c) a relocation of the NEO’s principal work location to a location in excess of 50 miles from its then current location; or (d) failure to nominate the NEO to be re-elected to the Board. For the avoidance of doubt, the closing of the Business Combination will not by itself be deemed to provide a basis for the NEO to resign for Good Reason.
Disability generally means that (a) the NEO is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or last for a continuous period of not less than 12 months, or (b) by reason of any medically determinable physical or mental impairment which can be expected to result in death or to last for a continuous period of not less than 12 months, the NEO is receiving income replacement for a period of not less than three months under an accident and health plan covering employees of the Company. Evidence of such Disability shall be certified by a physician acceptable to both the Company and the NEO. In the event that the parties are not able to agree on the choice of a physician, each shall select one physician who, in turn, shall select a third physician to render such certification. All reasonable costs directly relating to the determination of whether the NEO has incurred a Disability for purposes of this Agreement shall be paid by the Company. The NEO agrees to submit to any examinations that are reasonably required by the attending physician or other healthcare service providers to determine whether the NEO has a Disability.
Involuntary for Cause or Voluntary Termination without Good Reason
No payment will be paid to the NEO.
Involuntary Termination without Cause or Termination for Good Reason

	Mr. Hackett ($)	Mr. McCabe($)	Mr. Collins($)	Ms. Warnica($)	Mr. Smith($)
Cash Severance(1)	0	1,457,459	1,340,250	1,340,250	465,500
Pro Rata AICP Bonus(2)	0	0	166,396	170,918	13,063
Accelerated Equity Compensation(3)	786,164	259,958	300,991	199,715	73,508
Health and Welfare Benefits(4)	0	13,699	43,819	43,819	43,819
Total	786,164	1,731,116	1,851,456	1,754,702	595,890
(1)    Value assumes 1.5 times salary in effect at December 31, 2018 and 1.5 times target bonus for Messrs. Collins and McCabe and Ms. Warnica and 1 times salary and target bonus for Mr. Smith. Also includes $24,000 for outplacement services for Messrs. Collins and McCabe and Ms. Warnica and $20,000 for Mr. Smith. Includes additional $117,209 lump sum payment for Mr. McCabe pursuant to his Separation Agreement. See “-Post-Termination Compensation” below.
(2)    All values in the table are based on base salary earnings for the year and reflect the actual bonuses awarded under the Company’s 2018 AICP.
(3)    Reflects the in-the-money value of unvested stock options (currently $0), the value of unvested performance units and the value of unvested restricted stock, all as of December 31, 2018.
(4)    Reflects value of 18 months of coverage under the Company’s group health plans assuming continued election of the officer’s current level of coverage for the full 18 months at the current rates, except for Mr. Hackett who is not entitled to continued coverage.

Death or Disability

	Mr. Hackett ($)	Mr. McCabe($)	Mr. Collins($)	Ms. Warnica($)	Mr. Smith($)
Cash Severance(1)	0	1,457,459	1,340,250	1,340,250	465,500
Pro Rata AICP Bonus(2)	0	0	166,396	170,918	13,063
Health and Welfare Benefits(3)	0	13,699	43,819	43,819	43,819
Total	0	1,471,158	1,550,465	1,554,987	522,382
(1)    Value assumes 1.5 times salary in effect at December 31, 2018 and 1.5 times target bonus for Messrs. Collins and McCabe and Ms. Warnica and 1 times salary and target bonus for Mr. Smith. Also includes $24,000 for outplacement services for Messrs. Collins and McCabe and Ms. Warnica and $20,000 for Mr. Smith. Includes additional $117,209 lump sum payment for Mr. McCabe pursuant to his Separation Agreement. See “-Post-Termination Compensation” below.
(2)    All values in the table are based on base salary earnings for the year and reflect the actual bonuses awarded under the Company’s 2018 AICP.
(3)    Reflects value of 18 months of coverage under the Company’s group health plans assuming continued election of the officer’s current level of coverage for the full 18 months at the current rates, except for Mr. Hackett who is not entitled to continued coverage.

Change in Control or Anticipatory Termination

In the event an NEO is terminated within 15 months after a Change in Control or an NEO incurs an Anticipatory Termination, the following payments would be due:

	Mr. Hackett ($)	Mr. McCabe($)	Mr. Collins($)	Ms. Warnica($)	Mr. Smith($)
Cash Severance(1)	0	1,896,209	1,779,000	1,779,000	688,250
Pro Rata AICP Bonus(2)	0	0	166,396	170,918	13,063
Accelerated Equity Compensation(3)	786,164	259,958	300,991	199,715	73,508
Health and Welfare Benefits(4)	0	13,699	43,819	43,819	43,819
Total	786,164	2,169,866	2,290,206	2,193,452	818,640
(1)    Value assumes 2 times salary in effect at December 31, 2018 and 2 times target bonus for Messrs. Collins and McCabe and Ms. Warnica and 1.5 times salary and target bonus for Mr. Smith. Also includes $24,000 for outplacement services for Messrs. Collins and McCabe and Ms. Warnica and $20,000 for Mr. Smith. Includes additional $117,209 lump sum payment for Mr. McCabe pursuant to his Separation Agreement. See “-Post-Termination Compensation” below.
(2)    All values in the table are based on base salary earnings for the year and reflect the actual bonuses awarded under the Company’s 2018 AICP.
(3)    Reflects the in-the-money value of unvested stock options (currently $0), the value of unvested performance units and the value of unvested restricted stock, all as of December 31, 2018.
(4)    Reflects value of 18 months of coverage under the Company’s group health plans assuming continued election of the officer’s current level of coverage for the full 18 months at the current rates, except for Mr. Hackett who is not entitled to continued coverage.

Post-Termination Compensation
On July 2, 2019, the Company and Ronald J. Smith, Vice President and Chief Accounting Officer, came to a mutual understanding with respect to Mr. Smith’s' separation from the Company, which was effective July 19, 2019. In connection with this understanding, Alta Mesa Services, LP, a wholly owned subsidiary of the Company ("Alta Mesa Services"), entered into a Separation Agreement with Mr. Smith pursuant to which he is entitled to (i) a pro-rated "target" annual bonus for 2019 in the amount of $96,164, (ii) a lump sum equal to 12 months of his base salary and 1.0 times his 2019 target annual bonus and (iii) $20,000 for outplacement services. Mr. Smith will also receive certain other benefits, such as 18 months of Company-funded continued coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as set forth in the separation agreement. In addition, Mr. Smith retained his rights under his employment agreement to payment for any excise taxes imposed under Section 4999 of the Internal Revenue Code on their severance payments and benefits as a result of a change in control (within the meaning of his employment agreements) plus an additional amount that puts the executive in the same after-tax position he would have been absent the imposition of excise taxes under Section 4999 of the Internal Revenue Code. These payments are subject to his compliance with his non-compete, non-solicitation and other restrictive covenants, and were paid to Mr. Smith upon receipt of a general effective release of claims in the Company’s favor. These amounts will be reflected in the All Other Compensation column of the Summary Compensation Table next year.
On March 22, 2019, the Company and Craig W. Collins, Vice President and Chief Operating Officer—Midstream, came to a mutual understanding with respect to Mr. Collins' separation from the Company, which was effective April 3, 2019. In connection with this understanding, Alta Mesa Services entered into a Separation Agreement with Mr. Collins pursuant to which he is entitled to (i) a pro-rated "target" annual bonus for 2019 in the amount of $108,925, (ii) a lump sum equal to 18 months of his base salary and 1.5 times his 2019 target annual bonus, (iii) $24,000 for outplacement services, and (iv) a 280G tax gross up payment, if applicable, in the event a change in control occurs within one year of the separation date. Mr. Collins will also receive certain other benefits, such as nine months of Company-funded continued coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as set forth in the separation agreement. These payments are subject to his compliance with his non-compete, non-solicitation and other restrictive covenants, and were paid to Mr. Collins upon receipt of a general effective release of claims in the Company’s favor. These amounts will be reflected in the All Other Compensation column of the Summary Compensation Table next year. In connection with his separation, Mr. Collins agreed to forfeit any right he had under all outstanding equity awards, including his rights to a 2019 equity award with a minimum market value of $1.5 million.
On December 20, 2018, each of Harlan H. Chappelle, the President and Chief Executive Officer, Michael E. Ellis, the Vice President and Chief Operating Officer—Upstream, and Homer “Gene” Cole, the Vice President and Chief Technology Officer, informed the Company that he intended to resign, effective December 26, 2018, from his position with the Company. Each of Mr. Chappelle and Mr. Ellis also informed the Company that he intended to resign as a member of the Board, effective immediately. Mr. Chappelle’s and Mr. Ellis’ decision to resign from the Board was not due to any disagreement with the Company relating to the operations, practices or policies of the Company.

In connection with Mr. Chappelle’s, Mr. Ellis’ and Mr. Cole’s resignation, Alta Mesa Services entered into a separation agreement with each of them pursuant to which each individual received (a) a prorated annual bonus for the year of termination, determined based on satisfaction of performance criteria prorated for the partial performance period, which was set at $0, (b) full accelerated vesting of all Company equity awards that are subject to time-based vesting and accelerated vesting of any Company equity awards that are subject to performance-based vesting at the target level of performance, (c) a lump-sum payment equal to the sum of (i) $40,000 for Mr. Chappelle and $24,000 for each of Mr. Ellis and Mr. Cole for outplacement services, (ii) two years for Mr. Chappelle or 18 months for each of Mr. Ellis and Mr. Cole of his annual base salary and (iii) 2 times for Mr. Chappelle or 1.5 times for each of Mr. Ellis and Mr. Cole, the greater of his target annual bonus and the annual bonus paid to him for the prior year and (d) payment for up to 18 months of his premiums for continued coverage in the Company’s group health plans and, thereafter, continued participation in the Company’s group health plans at his cost for up to an additional 18 months for Mr. Chappelle or 6 months for each of Mr. Ellis and Mr. Cole. These amounts are reflected in the All Other Compensation column of the Summary Compensation Table.
In addition, Mr. Chappelle, Mr. Ellis and Mr. Cole retained their rights under their respective employment agreements to payment for any excise taxes imposed under Section 4999 of the Internal Revenue Code on their severance payments and benefits as a result of a change in control (within the meaning of their respective employment agreements) plus an additional amount that puts the executive in the same after-tax position he would have been absent the imposition of excise taxes under Section 4999 of the Internal Revenue Code. Mr. Chappelle’s, Mr. Ellis’ and Mr. Cole’s rights to receive termination payments and benefits, other than a prorated annual bonus for the year of termination, were conditioned upon executing a general release of claims in the Company’s favor, which was executed and became effective on January 3, 2019.

On November 13, 2018, Michael A. McCabe, Vice President, Chief Financial Officer and Assistant Secretary, announced his plans to retire. Mr. McCabe retired from the Company effective March 29, 2019. In connection with his departure, the Company entered into a Separation Agreement with Mr. McCabe pursuant to which he is entitled to (i) vesting acceleration for his outstanding awards under the Company’s 2018 Long-Term Incentive Plan (other than his 2018 performance units, which were canceled), (ii) 150% of his base salary in effect on the separation date, (iii) 150% of the greater of (x) his target bonus or (y) the amount of bonus paid for the year immediately preceding the year containing the separation date, (iv) $24,000 for outplacement services, and (v) a lump sum payment of approximately $117,209, in each case in exchange for certain waivers and releases for the Company’s benefit. These payments were paid to Mr. McCabe upon receipt of a general effective release of claims in the Company’s favor. These amounts will be reflected in the All Other Compensation column of the Summary Compensation Table next year.

Securities Trading Policy
Our securities trading policy provides that executive officers, including the named executive officers, and directors, may not, among other things, purchase or sell puts or calls to sell or buy our stock, engage in short sales with respect to our stock, buy our securities on margin or otherwise hedge their ownership of our stock. The purchase or sale of stock by executive officers and directors may only be made during certain windows of time and under the other conditions contained in our policy.

2018 DIRECTOR COMPENSATION

Effective as of the closing of the Business Combination, the Company adopted a director compensation program under which each director who is not an employee of the Company or a subsidiary and is not affiliated with Riverstone, Bayou City, HPS or AM Management will receive the following cash amounts for their services on our Board:

•	An annual director fee of $75,000;

•	If the director serves on a committee of our Board, an additional annual fee as follows:

•	Chairperson of the Audit Committee - $22,500;

•	Audit Committee member other than the chairperson - $10,000;

•	Chairperson of the Compensation Committee - $15,000;

•	Compensation Committee member other than the chairperson - $6,000;

•	Chairperson of the Nominating and Corporate Governance Committee - $12,500; and

•	Nominating and Corporate Governance Committee member other than the chairperson - $5,000.

•	If the director serves on a committee of our Board, an additional per meeting fee of $1,500 for:

•	Each member of the Audit Committee for each Audit Committee meeting attended per calendar year in excess of eight meetings;

•	Each member of the Compensation Committee for each Compensation Committee meeting attended per calendar year in excess of six meetings; and

•	Each member of the Nominating and Corporate Governance Committee for each Nominating and Corporate Governance Committee meeting attended per calendar year in excess of six meetings.

Director fees under the program are payable in arrears in four equal quarterly installments not later than the 15th day following the final day of each fiscal quarter, provided that the amount of each payment in respect of annual fees will be prorated for any portion of a quarter that a director is not serving on our Board or on a particular committee, and no fee will be payable in respect of any period prior to the closing of the Business Combination.

The Company also awarded 18,344 fully vested shares of Class A Common Stock to each of Ms. Walters and Messrs. Gutermuth, Tepper and Sinclair under the LTIP on April, 12, 2018, and 24,823 of Class A Common Stock to Ms. Kerrigan under the LTIP on June 18, 2018.

2018 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	All Other Compensation ($)	Total ($)
Diana J. Walters	69,621	134,462	0	204,083
Donald R. Sinclair	60,958	134,462	0	195,420
Jeffrey Tepper	66,413	134,462	0	200,875
Sylvia J. Kerrigan	24,286[3]	175,002	0	199,288
William D. Gutermuth	30,256[4]	134,462	0	164,718
(1)    Represents fees earned with respect to the annual Board retainer and any applicable committee retainers. These amounts are earned quarterly and prorated for actual time served.
(2)    Reflects the aggregate grant date fair values calculated in accordance with FASB Accounting Standards Codification Topic 718 "Compensation-Stock Compensation" ("ASC Topic 718"). These amounts do not include 33,000 Class B Common Shares issued on March 23, 2017 to Ms. Walters and Messrs. Tepper and Gutermuth that were converted to Class A Common Shares on February 9, 2018.
(3)    Ms. Kerrigan's service as a Director began on June 18, 2018.
(4)    Mr. Gutermuth's service as a Director concluded on June 18, 2018.

2019 Director Compensation

Effective April 1, 2019, the disinterested members of the Board approved an increase in the annual director fee to $237,500 and a reduction in the stock awards under the LTIP to $0, which represents a $12,500 decrease from the prior compensation package. In addition, the disinterested members of the Board approved a cash payment of $2,000 for each Board meeting attended per calendar year in excess of seven meetings and special meeting fees of $2,000 per day to address time commitments outside of Board meetings should those be warranted. There is a cap of $25,000 per month on additional and special meeting fees. As of August 1, 2019, no special meeting fees had been paid. Ms. Walters and Messrs. Sinclair and Tepper each received $24,452, which represents the pro rata portion of their annual LTIP award to compensate for their service from February 9, 2019 through March 31, 2019.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Founder Shares

On November 21, 2016, Silver Run Sponsor II, LLC, our Sponsor, purchased 11,500,000 shares of Class B Common Stock, the founder shares, from us, for an aggregate purchase price of $25,000, or approximately $0.002 per share. On March 2017, we effected a stock dividend of 14,375,000 shares of Class B Common Stock, resulting in our Sponsor holding an aggregate of 25,875,000 founder shares. In March 2017, our Sponsor transferred 33,000 founder shares to each of our then independent directors (together with our Sponsor, the “initial stockholders”) at their original purchase price. On February 9, 2018, all of the outstanding founder shares were automatically converted into shares of Class A Common Stock on a one-for-one basis in connection with the closing of the Business Combination.

Private Placement Warrants
On March 29, 2017, our Sponsor purchased from us 15,133,333 Private Placement Warrants at a price of $1.50 per whole warrant ($22,700,000 in the aggregate) in a private placement that occurred simultaneously with the closing of our initial public offering. Each whole Private Placement Warrant is exercisable for one whole share of Class A Common Stock at a price of $11.50 per share. A portion of the purchase price of the Private Placement Warrants was placed in our trust account along with the proceeds from our initial public offering. The Private Placement Warrants are non-redeemable and exercisable on a cashless basis so long as they are held by our Sponsor or its permitted transferees.

Forward Purchase Agreement
In March 2017, we entered into the Forward Purchase Agreement pursuant to which Riverstone VI SR II Holdings, L.P. (“Fund VI Holdings”) agreed to purchase an aggregate of up to 40,000,000 shares of our Class A Common Stock, plus an aggregate of up to 13,333,333 warrants (“Forward Purchase Warrant”), for an aggregate purchase price of up to $400,000,000 or $10.00 per unit (collectively, “Forward Purchase Units”). Each Forward Purchase Warrant has the same terms as each of the Private Placement Warrants.
On February 9, 2018, the Fund VI Holdings purchased 40,000,000 units pursuant to the Forward Purchase Agreement for an aggregate purchase price of $400 million.

Related Party Loans

On September 27, 2017, the Sponsor agreed to loan us an aggregate of up to $2,000,000 to cover expenses related to the Business Combination pursuant to a promissory note (the “2017 Note”). This loan was non-interest bearing and payable on the earlier of March 29, 2019 or the date on which we consummated a business combination. On September 27, 2017, we borrowed $2,000,000 under the 2017 Note. On February 9, 2018, the full $2,000,000 balance of the 2017 Note was repaid to the Sponsor.

Indemnity Agreements
Upon the closing of the Business Combination, we entered into indemnity agreements with Messrs. David M. Leuschen, Pierre F. Lapeyre, Jr., William W. McMullen, Don Dimitrievich and Donald R. Sinclair, each of whom became a director following the Business Combination, and Messrs. Harlan H. Chappelle, Michael E. Ellis, Michael A. McCabe, David Murrell, Homer “Gene” Cole and Ronald J. Smith, each of who became officers and/or directors of the Company following the Business Combination. In addition, we amended the indemnity agreements previously entered into with Messrs. Jim T. Hackett, William D. Gutermuth and Jeffrey H. Tepper and Ms. Diana J. Walters to make certain changes to reflect the closing of the Business Combination. We also entered into indemnity agreements with Mr. Craig W. Collins and Ms. Kimberly O. Warnica in connection with their appointment as officers of the Company. Each indemnity agreement provides that, subject to limited exceptions, and among other things, we will indemnify the director or officer to the fullest extent permitted by law for claims arising in his or her capacity as our director or officer.

Amended and Restated Limited Partnership Agreement of SRII Opco
In connection with the closing of the Business Combination, we and High Mesa Holdings, LP (the “Alta Mesa Contributor”), KFM Holdco, LLC (the “Kingfisher Contributor”), and the Riverstone Contributor (collectively, the “Contributors”) entered into an amended and restated agreement limited partnership agreement (the “SRII Opco LPA”) of SRII Opco, LP (“SRII Opco”). The operations of SRII Opco and the rights and obligations of the holders of SRII Opco Common Units, are set forth in the SRII Opco LPA.

Appointment as General Partner. We are the sole member of and have ownership and voting control over SRII Opco GP, LLC, a Delaware limited liability company and sole general partner of SRII Opco (the “General Partner”). The General Partner can control all the day-to-day business affairs and decision-making of SRII Opco without the approval of any other partner, unless otherwise stated in the SRII Opco LPA. As such, the General Partner, through its officers and directors, is responsible for all operational and administrative decisions of SRII Opco and the day-to-day management of SRII Opco’s business.
Compensation. The General Partner is not entitled to compensation for its services as general partner. The General Partner is entitled to reimbursement by SRII Opco for any reasonable out-of-pocket expenses incurred on behalf of SRII Opco, including all our fees, expenses and costs of being a public company (including public reporting obligations, proxy statements, stockholder meetings, stock exchange fees, transfer agent fees, SEC and FINRA filing fees and offering expenses) and maintaining our corporate existence.
Distributions. The SRII Opco LPA allows for distributions to be made by SRII Opco to its partners on a pro rata basis out of “distributable cash” (as defined in the SRII Opco LPA). We expect SRII Opco may make distributions out of distributable cash periodically to the extent permitted by the debt agreements of SRII Opco and necessary to enable us to cover our operating expenses and other obligations, as well as to make dividend payments, if any, to the holders of our Class A Common Stock. In addition, the SRII Opco LPA generally requires SRII Opco to make pro rata distributions to its partners, including us, in an amount at least sufficient to allow us to pay our taxes.
SRII Opco Common Unit Redemption Right. The SRII Opco LPA provides a redemption right to the Contributors which entitles them to cause SRII Opco to redeem, from time to time, all or a portion of their SRII Opco Common Units for, at SRII Opco’s option, newly issued shares of our Class A Common Stock on a one-for-one basis or a cash payment equal to the average of the volume-weighted closing price of one share of Class A Common Stock for the five trading days prior to the date the Contributors deliver a notice of redemption for each SRII Opco Common Unit redeemed (subject to customary adjustments, including for stock splits, stock dividends and reclassifications). In the event of a “reclassification event” (as defined in the SRII Opco LPA), the General Partner is to ensure that each SRII Opco Common Unit is redeemable for the same amount and type of property, securities or cash that a share of Class A Common Stock becomes exchangeable for or converted into as a result of such “reclassification event.” Upon the exercise of the redemption right, the Contributors will surrender their SRII Opco Common Units to SRII Opco for cancellation. The SRII Opco LPA requires that we contribute cash or shares of our Class A Common Stock to SRII Opco in exchange for a number of SRII Opco Common Units in SRII Opco equal to the number of SRII Opco Common Units to be redeemed from the Contributor. SRII Opco will then distribute such cash or shares of our Class A Common Stock to such Contributor to complete the redemption. Upon the exercise of the redemption right, we may, at our option, effect a direct exchange of cash or our Class A Common Stock for such SRII Opco Common Units in lieu of such a redemption. Upon the redemption or exchange of SRII Opco Common Units held by a Contributor, a corresponding number of shares of Class C Common Stock will be cancelled.
Change of Control. In connection with the occurrence of a “general partner change of control” (as defined below), we have the right to require each partner of SRII Opco (other than us) to cause SRII Opco to redeem some or all of such partner’s SRII Opco Common Units and a corresponding number of shares of Class C Common Stock, in each case, effective immediately prior to the consummation of the general partner change of control. From and after the date of such redemption, the SRII Opco Common Units and shares of Class C Common Stock subject to such redemption will be deemed to be transferred to us and each such partner will cease to have any rights with respect to the SRII Opco Common Units and shares of Class C Common Stock subject to such redemption (other than the right to receive shares of Class A Common Stock pursuant to such redemption). A “general partner change of control” will be deemed to have occurred if or upon: (i) the consummation of a sale, lease or transfer of all or substantially all of our assets (determined on a consolidated basis) to any person or “group” (as such term is used in Section 13(d)(3)) that has been approved by our stockholders and board of directors, (ii) a merger or consolidation of the Company with any other person (other than a transaction in which our voting securities outstanding immediately prior to the transaction continue to represent at least 50.01% of our or the surviving entity’s total voting securities following the transaction) that has been approved by our stockholders and board of directors or (iii) subject to certain exceptions, the acquisition by any person or “group” (as such term is used in Section 13(d)(3)) of beneficial ownership of at least 50.01% of our voting securities, if recommended or approved by our board of directors or determined by our board of directors to be in our and our stockholders’ best interests.
Maintenance of One-to-One Ratios. The SRII Opco LPA includes provisions intended to ensure that we at all times maintain a one-to-one ratio between (a) the number of outstanding shares of Class A Common Stock and the number of SRII Opco Common Units owned by us (subject to certain exceptions for certain rights to purchase our equity securities under a “poison pill” or similar shareholder rights plan, if any, certain convertible or exchangeable securities issued under our equity compensation plans and certain equity securities issued pursuant to our equity compensation plans (other than a stock option plan) that are restricted or have not vested thereunder) and (b) the number of outstanding shares of our Class C Common Stock and the number of SRII Opco Common Units owned by the Contributors. This construct is intended to result in the Contributors having a voting interest in us that is identical to the Contributors’ economic interest in SRII Opco.
Transfer Restrictions. The SRII Opco LPA generally does not permit transfers of SRII Opco Common Units by partners, subject to limited exceptions. Any transferee of SRII Opco Common Units must assume, by operation of law or written agreement, all of the obligations of a transferring partner with respect to the transferred units, even if the transferee is not admitted as a partner of SRII Opco.
Dissolution. The SRII Opco LPA provides that the unanimous consent of all partners will be required to voluntarily dissolve SRII Opco. In addition to a voluntary dissolution, SRII Opco will be dissolved upon a change of control transaction under certain circumstances, as well as upon the entry of a decree of judicial dissolution or other circumstances in accordance with Delaware law. Upon a dissolution event, the proceeds of a liquidation will be distributed in the following order: (i) first, to pay the expenses of winding up SRII Opco; (ii) second, to pay debts and liabilities owed to creditors of SRII Opco; and (iii) third, to the partners pro-rata in accordance with their respective percentage ownership interests in SRII Opco (as determined based on the number of SRII Opco Common Units held by a partner relative to the aggregate number of all outstanding SRII Opco Common Units).
Confidentiality. Each partner has agreed to maintain the confidentiality of SRII Opco’s confidential information. This obligation excludes information independently obtained or developed by the partners, information that is in the public domain or otherwise disclosed to a partner, in either such case not in violation of a confidentiality obligation or disclosures required by law or judicial process or approved by our chief executive officer.
Indemnification and Exculpation. The SRII Opco LPA provides for indemnification of the General Partner and the officers and managers of the General Partner and their respective subsidiaries or affiliates and provides that, except as otherwise provided therein, we, as the general partner of SRII Opco, have the same fiduciary duties to SRII Opco and its partners as are owed to a corporation organized under Delaware law and its stockholders by its directors.

Registration Rights Agreements
On March 23, 2017, we entered into a registration rights agreement (the “Sponsor Registration Rights Agreement”) with our Sponsor and certain of our former and current directors, pursuant to which such parties are entitled to certain registration rights relating to (i) shares of our Class A Common Stock issued to our Sponsor and such former and current directors upon the conversion of their founder shares at the closing of the Business Combination and (ii) the Private Placement Warrants and warrants that may be issued upon conversion of working capital loans (and any shares of Class A Common Stock issuable upon the exercise of such warrants). In connection with the closing of the Business Combination, we and the Contributors entered into a Registration Rights Agreement (the “Business Combination Registration Rights Agreement” and, collectively with the Sponsor Registration Rights Agreement, the “Registration Rights Agreements”), pursuant to which we were required to register for resale shares of Class A Common Stock issuable upon the future redemption or exchange of SRII Opco Common Units by the Contributors (collectively the “Contributor Shares”). Under the Forward Purchase Agreement, we were required to, within 30 calendar days after consummation of certain transactions in connection with the Business Combination (the “Transactions”), file the registration statement registering the resale of the securities issued to Fund VI Holdings thereunder.
The holders of a majority of the Registrable Securities (as defined in the Sponsor Registration Rights Agreement) under the Sponsor Registration Rights Agreement are entitled to make up to three demands, excluding short form demands, that we register the resale of such securities. Under the Business Combination Registration Rights Agreement, we were required to, within 30 calendar days after consummation of the Transactions, file the registration statement registering the resale of the Contributor Shares. Additionally, under the Business Combination Registration Rights Agreement, the Alta Mesa Contributor is entitled to demand six underwritten offerings, the Riverstone Contributor is entitled to demand three underwritten offerings and the Kingfisher Contributor is entitled to demand two underwritten offerings, in each case if the offering is reasonably expected to result in gross proceeds of more than $50 million.
The holders under the Registration Rights Agreements also have certain “piggy-back” registration rights with respect to registration statements and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the Sponsor Registration Rights Agreement provides that we will not permit any registration statement filed under the Securities Act with respect to the founder shares and the Private Placement Warrants and the shares of Class A Common Stock underlying such Private Placement Warrants to become effective until termination of the applicable lock-up period, which has occurred.

We agreed to bear the expenses incurred in connection with the filing of such registration statements. On February 14, 2018, we filed a Form S-1 registration statement registering the agreed upon shares, which was declared effective April 13, 2018.

Series A Certificate of Designation
Upon the closing of the Business Combination, we filed with the Secretary of State of the State of Delaware the Certificate of Designation of Series A Preferred Stock which sets forth the terms, rights, obligations and preferences of the Series A Preferred Stock that was issued to Bayou City, HPS, and AM Management, at the closing. In connection with the resignations of Messrs. Chappelle and Ellis, AM Management and the Company entered into a letter agreement pursuant to which AM Management agreed to redeem its share of Series A-3 Preferred Stock.
Bayou City and HPS own the only outstanding shares of our Series A Preferred Stock and may not transfer the Series A Preferred Stock or any rights, powers, preferences or privileges thereunder except to an affiliate (as defined in the SRII Opco LPA). The holders of the Series A Preferred Stock are not entitled to vote on any matter on which stockholders generally are entitled to vote. In addition, the holders are not entitled to any dividends from us but will be entitled to receive, after payment or provision for debts and liabilities and prior to any distribution in respect of our Class A Common Stock or any other junior securities, liquidating distributions in an amount equal to $0.0001 per share of Series A Preferred Stock in the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs.
The Series A Preferred Stock is not convertible into any other security of the Company, but is redeemable for the par value thereof by us upon the earlier to occur of (1) the fifth anniversary of the closing date, (2) the optional redemption of such Series A Preferred Stock at the election of the holder thereof or (3) upon a breach of the transfer restrictions described above. For so long as the Series A Preferred Stock remains outstanding, the holders of the Series A Preferred Stock are entitled to nominate and elect directors to our Board for a period of five years following the closing based on their and their affiliates’ beneficial ownership of Class A Common Stock as follows:

Holder / Beneficial Ownership and Other Requirements	Designation Right
Bayou City and its affiliates
•at least 10%	one director who must be independent for purposes of the listing rules of NASDAQ (unless the director to be nominated is William W. McMullen who need not be independent)
HPS and its affiliates
•at least 10%	one director who must be independent for purposes of the listing rules of NASDAQ
The vote of Bayou City and HPS will be the only vote required to elect such nominees to the Board (each such director, in such capacity, a “Series A Director”). So long as the Series A Preferred Stock remains outstanding, vacancies on our Board resulting from the death, resignation, retirement, disqualification or removal of a Series A Director will be filled only by the affirmative vote of the holder of the Series A Preferred Stock. We will have the right to cause the removal of the Series A Director from our Board immediately upon redemption of the Series A Preferred Stock as described above.

Series B Certificate of Designation
Upon the closing of the Business Combination, we filed with the Secretary of State of the State of Delaware the Certificate of Designation of Series B Preferred Stock, which sets forth the terms, rights, obligations and preferences of the Series B Preferred Stock which was issued to the Riverstone Contributor at the closing.
The Riverstone Contributor owns the only outstanding share of our Series B Preferred Stock, and may not transfer the Series B Preferred Stock or any rights, powers, preferences or privileges thereunder except to an affiliate (as defined in the SRII Opco LPA). The holder of the Series B Preferred Stock is not entitled to vote on any matter on which stockholders generally are entitled to vote. In addition, the holder is not entitled to any dividends from the Company but will be entitled to receive, after payment or provision for debts and liabilities and prior to any distribution in respect of our Class A Common Stock or any other junior securities, liquidating distributions in an amount equal to $0.0001 per share of Series B Preferred Stock in the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs.

The Series B Preferred Stock is not convertible into any other security of the Company, but will be redeemable for the par value thereof by us upon the earlier to occur of (1) the fifth anniversary of the closing date, (2) the optional redemption of such Series B Preferred Stock at the election of the holder thereof or (3) upon a breach of the transfer restrictions described above. For so long as the Series B Preferred Stock remains outstanding, the holder of the Series B Preferred Stock will be entitled to nominate and elect directors to our Board for a period of five years following the closing based on its and its affiliates’ beneficial ownership of Class A Common Stock as follows:

Holder / Beneficial Ownership and Other Requirements	Designation Right
Riverstone Contributor and its affiliates
•at least 15%	three directors (one of whom will be the Chairman of the Board)

•less than 15% but at least 10%	two directors (one of whom will be the Chairman of the Board)

•less than 10% but at least 5%	one director (who may be the Chairman of the Board if such person is Jim Hackett)
The vote of the Riverstone Contributor will be the only vote required to elect such nominees to the Board (each such director, in such capacity, a “Series B Director”). So long as the Series B Preferred Stock remains outstanding, vacancies on our Board resulting from the death, resignation, retirement, disqualification or removal of a Series B Director will be filled only by the affirmative vote of the holder of the Series B Preferred Stock. We will have the right to cause the removal of the Series B Director from our Board immediately upon redemption of the Series B Preferred Stock as described above.

Management Services Agreement
In connection with the closing of the Business Combination, Alta Mesa entered into a management services agreement (the “Management Services Agreement”) with High Mesa Holdings, LP (“High Mesa”). Under the Management Services Agreement, during the 180-day period following the closing (the “Initial Term”), Alta Mesa was to provide certain administrative, management and operational services necessary to manage the business of High Mesa and its subsidiaries (the “Services”), in each case, subject to and in accordance with an approved budget. Thereafter, the Management Services Agreement automatically renewed for additional consecutive 180-day periods (each a “Renewal Term”), unless terminated by either party upon at least 90-days written notice to the other party prior to the end of the Initial Term or any Renewal Term. As compensation for the Services, High Mesa agreed to pay us each month (i) a management fee of $10,000 and (ii) an amount equal to any and all costs and expenses incurred in connection with providing the Services.

Although the automatic renewal of this agreement occurred in the third quarter of 2018, the parties subsequently reached agreement to terminate the High Mesa Agreement effective January 31, 2019. Through April 1, 2019, Alta Mesa was obligated to take all actions that High Mesa reasonably requests to effect the transition of the Services from Alta Mesa to a successor service provider. During the transition period, High Mesa agreed to pay us (i) for all Services performed, (ii) an amount equal to our costs and expenses incurred in connection with providing the Services as provided for in the approved budget and (iii) an amount equal to our costs and expenses reimbursable pursuant to the High Mesa Agreement. Prior to 2018, we also incurred $0.8 million of costs for the direct benefit of High Mesa and the non-STACK assets, outside of the High Mesa Agreement. As of December 31, 2018, approximately $10.1 million was due from High Mesa for costs prior to 2018 and pursuant to the High Mesa Agreement.

Tax Receivable Agreement
At the closing of the Business Combination, we entered into the Tax Receivable Agreement with SRII Opco and the Alta Mesa Contributor and the Riverstone Contributor (the “TRA Holders”). This agreement generally provides for the payment by us of 85% of the amount of net cash savings, if any, in U.S. federal, state and local income tax that we actually realize (or are deemed to realize in certain circumstances) in periods after the Business Combination as a result of (i) certain tax basis increases resulting from the exchange of SRII Opco Common Units for Class A Common Stock (or, in certain circumstances, cash) pursuant to the redemption right or our right to effect a direct exchange of SRII Opco Common Units under the SRII Opco LPA, other than such tax basis increases allocable to assets held by Kingfisher or otherwise used in Kingfisher’s midstream business, and (ii) interest paid or deemed to be paid by us as a result of, and additional tax basis arising from, any payments we make under the Tax Receivable Agreement. We will retain the benefit of the remaining 15% of these cash savings.

The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or have expired, unless we exercise our right to terminate the Tax Receivable Agreement or the Tax Receivable Agreement is otherwise terminated.
The actual increase in tax basis will vary depending upon the timing of the exchanges, the price of Class A Common Stock at the time of each exchange, the extent to which such exchanges are taxable transactions and the amount of the exchanging TRA Holder’s tax basis in its SRII Opco Common Units at the time of the relevant exchange. The amount of such cash payments is also based on the amount and timing of taxable income we generate in the future, the U.S. federal income tax rate then applicable and the portion of our payments under the Tax Receivable Agreement that constitute interest or give rise to depreciable or amortizable tax basis. Accordingly, we are not able to estimate the actual amount of payments that would be expected under the Tax Receivable Agreement.
Additionally, if the Tax Receivable Agreement terminates early (at our election or as a result of our material breach of our obligations under the Tax Receivable Agreement, whether as a result of our failure to make any payment when due, failure to honor any other material obligation under it or by operation of law as a result of the rejection of the Tax Receivable Agreement in a case commenced under the United States Bankruptcy Code or otherwise), we are required to make a substantial, immediate lump-sum payment. This payment would equal the present value of hypothetical future payments that could be required to be paid under the Tax Receivable Agreement (calculated using a discount rate of 18%). The calculation of the hypothetical future payments will be based upon certain assumptions and deemed events set forth in the Tax Receivable Agreement, including that (i) we have sufficient taxable income to fully utilize the tax benefits covered by the Tax Receivable Agreement, (ii) all taxable income of the Company is subject to the maximum applicable tax rates throughout the relevant period and (iii) certain loss or credit carryovers will be utilized through the expiration date of such carryovers.
Any payment upon early termination may be made significantly in advance of the actual realization, if any, of the future tax benefits to which the payment obligation relates. Except in the event of an early termination, we generally will not be obligated to make a payment under the Tax Receivable Agreement with respect to any tax benefits that we are unable to utilize.
Payments will generally be due under the Tax Receivable Agreement within 30 days following the finalization of the schedule with respect to which the payment obligation is calculated, although interest on such payments will begin to accrue from the due date (without extensions) of such tax return until such payment due date at a rate equal to LIBOR, plus 100 basis points. Except in cases where we elect to terminate the Tax Receivable Agreement early or we have available cash but fail to make payments when due, generally we may elect to defer payments due under the Tax Receivable Agreement if we do not have available cash to satisfy our payment obligations under the Tax Receivable Agreement or if our contractual obligations limit our ability to make these payments. Any such deferred payments under the Tax Receivable Agreement generally will accrue interest at a rate of LIBOR plus 500 basis points; provided, however, that interest will accrue at a rate of LIBOR plus 100 basis points if we are unable to make such payment as a result of limitations imposed by existing credit agreements.
To the extent that we are unable to make payments under the Tax Receivable Agreement for any reason, such payments will be deferred and will accrue interest until paid.

Pre-Closing Assignment Agreement

Prior to the closing of the Business Combination, Alta Mesa entered into an Assignment Agreement to transfer to its existing owners (other than the Riverstone Contributor) its remaining non-STACK oil and gas assets and all liabilities associated therewith. Such existing owners agreed to indemnify Alta Mesa for any losses relating to the non-STACK assets, including any employment, environmental and tax liabilities.

Voting Agreement
Mr. Chappelle, Mr. Ellis and certain affiliates of Bayou City and HPS own an aggregate 10% voting interest in Alta Mesa Holdings GP, LLC (“Alta Mesa GP”). These individuals and entities were a party to a voting agreement with the Alta Mesa Contributor and Alta Mesa GP, pursuant to which they have agreed to vote their interests in Alta Mesa GP as directed by the Alta Mesa Contributor. In connection with the closing of the Business Combination, the parties amended and restated the voting agreement to include SRII Opco as a party and the existing owners agreed to vote their interests in Alta Mesa GP as directed by SRII Opco and appoint SRII Opco as their respective proxy and attorney-in-fact with respect to any voting matters related to their respective interests in Alta Mesa GP. The voting agreement will continue in force until SRII Opco elects to terminate the agreement or, with respect to each existing owner individually, such existing owner no longer owns a voting interest in Alta Mesa GP.

Restrictive Covenant Agreement

Upon the closing of the Business Combination, we entered into a Restrictive Covenant Agreement with Asset Risk Management, LLC (“ARM”), the then current operator of Kingfisher’s assets, pursuant to which ARM agreed to not conduct certain midstream services in Kingfisher, Garfield, Major, Blaine and Logan Counties, Oklahoma and certain townships in Canadian County, Oklahoma for a period ending 18 months from closing.

Transition Services Agreement

Upon the closing of the Business Combination, Kingfisher entered into an operating transition services agreement (the “Transition Services Agreement”) with ARM. Under the Transition Services Agreement, during the six-month period following the closing, ARM provided certain operational services with respect to certain gas gathering and processing systems and crude oil gathering facilities that were owned or acquired, by Kingfisher in Kingfisher County, Oklahoma (the “TSA Services”), in each case, subject to and in accordance with an approved budget. As compensation for the TSA Services, Kingfisher paid ARM each month (i) a management fee of $10,000, (ii) an amount equal to ARM’s costs and expenses incurred in connection with providing the TSA Services as provided for in the approved budget and (iii) an amount equal to ARM’s costs and expenses incurred in connection with any emergency.

Land Consulting Services

David Murrell, our Vice President of Land and Business Development, is the principal of David Murrell & Associates, which provided land consulting services to us until termination of our contract in December 2018. The primary employee of David Murrell & Associates is his spouse, Brigid Murrell. Services were provided at a pre-negotiated hourly rate based on actual time utilized by us. Total expenditures under this arrangement were approximately $194,326, $186,000 and $146,000 for years ended December 31, 2018, 2017 and 2016, respectively. Following termination of the contract, Brigid Murrell continued to provide services to the Company as an individual contractor and was paid $8,523 for services rendered in that capacity through December 31, 2018.

Employee and Distribution

David McClure, our former Vice President of Facilities and Infrastructure, and the son-in-law of our former President and Chief Executive Officer, Harlan H. Chappelle, received total compensation of approximately $1,157,774 for the period from the closing of the Business Combination to December 31, 2018.

David Pepper, Surface Land Manager for KFM, and the cousin of our Vice President of Land and Business Development, David Murrell, received total compensation of approximately $297,134 for the period from the closing of the Business Combination to December 31, 2018.
Promissory Notes Receivables – High Mesa Services, LLC
On September 29, 2017, Alta Mesa entered into a $1.5 million promissory note receivable with its affiliate Northwest Gas Processing, LLC which obligation was subsequently transferred to High Mesa Services, LLC (“HMS”), a subsidiary of High Mesa. The promissory note bears interest, which may be paid-in-kind and added to the principal amount, at a rate of 8% per annum and matured on February 28, 2019. At December 31, 2018 and 2017, amounts due under the promissory note totaled $1.7 million and $1.5 million, respectively. HMS defaulted under the terms of the $1.5 million promissory note when the note was not paid when due on February 28, 2019, and HMS has failed to cure such default. Alta Mesa subsequently declared all amounts owing under the note immediately due and payable. Alta Mesa also has an $8.5 million promissory note receivable from HMS which matures on December 31, 2019, and bears interest at 8% per annum, which may be paid-in-kind and added to the principal amount. As of December 31, 2018 and 2017, the note receivable amounted to $11.7 million and $10.8 million, respectively. High Mesa disputes its obligations under the $1.5 million note and $8.5 million note referenced above as payable to Alta Mesa. We oppose High Mesa’s claims and believe High Mesa’s obligation under the notes to be valid assets of Alta Mesa and that the full amount is payable to Alta Mesa. We intend to pursue all available remedies under the promissory notes and under applicable law in connection with repayment of the promissory note by HMS. As a result of the potential conflict of interest of certain of our directors who are also controlling holders and directors of High Mesa, our non-interested directors are directing our course of action in this matter. Because High Mesa disputes its obligations under the promissory notes, we established an allowance for doubtful accounts totaling $13.4 million which is included in general and administrative expense in 2018.

Joint Development Agreement

In January 2016, our wholly owned subsidiary Oklahoma Energy entered into a Joint Development Agreement, as amended on June 10, 2016 and December 31, 2016, (the “JDA”), with BCE, a fund advised by Bayou City, to fund a portion of Alta Mesa’s drilling operations and to allow Alta Mesa to accelerate development of our STACK acreage. The JDA establishes a development plan of 60 wells in three tranches, and provides opportunities for the parties to potentially agree to an additional 20 wells. Pursuant to the terms and provisions of the JDA, BCE committed to fund 100% of Alta Mesa’s working interest share up to a maximum average well cost of $3.2 million in drilling and completion costs per well for any tranche. We are responsible for any drilling and completion costs exceeding approved amounts. BCE may request refunds of certain advances from time to time if funded wells previously on the drilling schedule were subsequently removed.

In exchange for carrying the drilling and completion costs, BCE receives 80% of our working interest in each wellbore, which BCE interest will be reduced to 20% of our initial working interest upon BCE achieving a 15% internal rate of return on the wells within a tranche and automatically further reduced to 12.5% of our initial interest upon BCE achieving a 25% internal rate of return on each individual tranche. Following the completion of each joint well, Alta Mesa and BCE will each bear its respective proportionate working interest share of all subsequent costs and expenses related to such joint well.  Mr. William McMullen, one of our directors, is founder and managing partner of BCE. The approximate dollar value of the amount involved in this transaction, or Mr. McMullen’s interests in the transaction, depends on a number of factors outside his control and is not known at this time.  During the 2018 Predecessor Period, BCE advanced us approximately $39.5 million to drill wells under the JDA. As of December 31, 2018, 61 joint wells have been drilled or spudded. As of December 31, 2018 (Successor) and December 31, 2017 (Predecessor), $9.8 million and $23.4 million, respectively of revenue and net advances remaining from BCE for their working interest share of the drilling and development costs arising under the JDA were included as “Advances from related party” in our consolidated balance sheets. At December 31, 2018, there were no funded horizontal wells in progress, and we do not expect any wells to be developed in 2019 pursuant to the JDA.

Related Party Policy
Prior to the closing of the Business Combination, we did not have a formal policy for the review, approval or ratification of related party transactions. Accordingly, certain of the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.
Upon closing of our Business Combination, we adopted a Related Person Transaction Policy, which addresses the reporting, review and approval or ratification of transactions with related persons. In addition, we have adopted a Corporate Code of Business Conduct and Ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our Corporate Code of Business Conduct and Ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company. A copy of our each of these policies is available on our website at www.altamesa.net.
In addition, our Audit Committee, pursuant to its charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the Audit Committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire Audit Committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the Audit Committee will be required to approve a related party transaction. A copy of the Audit Committee charter is available on our website. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer. Our Audit Committee will review on an annual basis any previously approved or ratified related party transactions with our Sponsor, officers or directors, or our or their affiliates.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our officers and directors, and persons who own, or are part of a group that owns, more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.
Based solely on our review of Forms 3, 4 and 5 and amendments thereto and other information obtained from our directors and officers and certain 10% stockholders or otherwise available to us, we believe that no director, officer or beneficial owners of more than 10% of our total outstanding shares of Common Stock failed to file the reports required by Section 16(a) of the Exchange Act on a timely basis during the fiscal year ended December 31, 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding ownership of shares of voting securities of the Company, which consists of Class A Common Stock and Class C Common Stock, as of July 31, 2019 except as noted:

•	each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s voting securities;

•	each of the Company’s current directors and each executive officer named in the Summary Compensation Table; and

•	all current executive officers and directors of the Company, as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or has the right to acquire such securities within 60 days, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership of voting securities of the Company is based on 383,327,227 shares of Class A Common Stock and Class C Common Stock issued and outstanding in the aggregate as of July 31, 2019.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of voting securities beneficially owned by them.

Name and Address of Beneficial Owners(1)	Number of Shares of Voting Securities(2)	Stock Acquirable Within 60 days(3)	Total Beneficial Ownership	Percent of Class %
5% or Greater Stockholders
Investment vehicles affiliated with Riverstone Holdings(4)	85,776,000	28,466,666	114,242,666	29.8%
Orbis Investment Management Limited(5)	34,469,655	—	34,469,655	9.0%
High Mesa Holdings, LP(6)(9)	134,155,838	—	134,155,838	35.1%
HPS Investment Partners, LLC(6)(7)(9)	80,014,799	—	80,014,799	20.9%
Bayou City Energy Management LLC (6)(8)(9)	85,439,251		85,439,251	22.3%
Directors and Executive Officers
James T. Hackett	—	196,541	196,541	—
David M. Leuschen(4)	—	—	—	—
Pierre F. Lapeyre, Jr.(4)	—	—	—	—
William W. McMullen	—	—	—	—
Don Dimitrievich	—	—	—	—
Sylvia J. Kerrigan	24,823	—	24,823	*
Jeffrey H. Tepper	51,344	—	51,344	*
Diana J. Walters	51,344		51,344	*
Donald R. Sinclair	18,344	—	18,344	*
Kimberly O. Warnica	78,644	64,194	142,838	*
Ronald J. Smith	50,991	53,066	104,057	*
Harlan H. Chappelle(6)	587,239	589,623	1,176,862	*
Michael E. Ellis(6)(8)	351,885	353,774	705,659	*
Michael A. McCabe(6)	175,064	283,019	458,083	*
Homer “Gene” Cole(6)	219,221	283,019	502,240	*
Craig W. Collins	—	—	—	*
All directors and executive officers, as a group (10 individuals)(10)	224,499	260,735	485,234	*

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Alta Mesa Resources, Inc., 15021 Katy Freeway, Suite 400, Houston, Texas 77094.

(2)	For Messrs. Smith, Chappelle, Ellis, McCabe, Cole and Collins, the number of shares is calculated as of their respective separation dates.

(3)
Represents options exercisable within 60 days. The options are currently out of the money with a strike price between $7.01 and $9.54. In the case of Riverstone Holdings, represents warrant exercisable within 60 days at a strike price of $11.50, as may be adjusted pursuant to that certain Warrant Agreement dated as of March 23, 2017 between the Company and Continental Stock Transfer & Trust Company.

(4)
Includes 16,548,894 shares of Class A Common Stock and warrants to purchase 15,133,333 shares of Class A Common Stock held of record by the Sponsor, 18,522,000 shares of Class A Common Stock and warrants to purchase 7,916,012 shares of Class A Common Stock held of record by Riverstone VI SR II Holdings, L.P. (“SR II Holdings”), 25,857,148 shares of Class A Common Stock and warrants to purchase 4,561,992 shares of Class A Common Stock held by Riverstone AMR Partners, L.P. (“AMR Partners”), 1,720,243 shares of Class A Common Stock and warrants to purchase 303,504 shares of Class A Common Stock held of record by Riverstone AMR Partners-U, LLC (“AMR Partners-U”), 3,127,715 shares of Class A Common Stock and warrants to purchase 551,825 shares of Class A Common Stock held of record by Riverstone AMR Partners-T, L.P. (“AMR Partners-T”) and 20,000,000 shares of Class C Common Stock and an equal number of Common Units, each of which may be exchanged on a one-for-one basis for shares of Class A Common Stock, held of record by Riverstone VI Alta Mesa Holdings, L.P. (“Riverstone Contributor” and, together with the Sponsor, SR II Holdings, AMR Partners, AMR Partners-U and AMR Partners-T, the “Riverstone Funds”). David M. Leuschen and Pierre F. Lapeyre, Jr. are the managers of Riverstone Management Group, L.L.C. (“Riverstone Management”), which is the general partner of Riverstone/Gower Mgmt Co Holdings, L.P. (“Riverstone/Gower”), which is the sole member of Riverstone Holdings LLC (“Holdings”), which is the sole shareholder of Riverstone Energy GP VI Corp, which is the managing member of Riverstone Energy GP VI, LLC (“Riverstone Energy GP’”) which is the general partner of Riverstone Energy Partners VI, L.P., which is the general partner of AMR Partners, the manager of AMR Partners-U and the managing member of Riverstone Energy VI Holdings GP, LLC, which is the general partner of each of the Riverstone Contributor and SR II Holdings, which is the sole and managing member of Silver Run. Riverstone Energy GP is also the sole member of Riverstone Energy Partners VI (Non-U.S.), LLC, which is the general partner of AMR Partners-T, L.P. Riverstone Energy GP is managed by a managing committee consisting of Pierre F. Lapeyre, Jr., David M. Leuschen, E. Bartow Jones, N. John Lancaster, Baran Tekkora and Robert M. Tichio. As such, each of Riverstone Energy GP, Riverstone Energy GP VI Corp, Holdings, Riverstone/Gower, Riverstone Management, Mr. Leuschen and Mr. Lapeyre may be deemed to have or share beneficial ownership of the securities held directly by the Riverstone Funds. Each such entity or person disclaims any such beneficial ownership. The business address of each of these entities and individuals is c/o Riverstone Holdings LLC, 712 Fifth Avenue, 36th Floor, New York, NY 10019.

(5)
Based on information contained in Schedule 13G/A filed on February 14, 2019 by Orbis Investment Management Limited (“OIML”) and Orbis Investment Management (U.S.), LLC (“OIMUS”). OIML’s address is Orbis House, 25 Front Street, Hamilton Bermuda HM11 and OIMUS’s address is 600 Montgomery Street, Suite 3800, San Francisco, CA 94111, USA.

(6)
The sole general partner of the Alta Mesa Contributor is High Mesa Holdings GP, LLC (“High Mesa GP”). High Mesa, Inc. (“High Mesa”) holds a majority of the outstanding limited partner interests in the Alta Mesa Contributor and all of the outstanding limited liability company interests in High Mesa GP. The interests of the Alta Mesa Contributor are beneficially owned (either directly or through interests in High Mesa) by three groups, each consisting of affiliated parties: (i) AM MME Holdings, LP, Galveston Bay Resources Holdings, LP, Petro Acquisitions Holdings, LP, Petro Operating Company Holdings, Inc., Harlan H. Chappelle, Gene Cole, Mike McCabe, Dale Hayes, AM Equity Holdings, LP and MME Mission Hope, LLC (collectively, the “Management Holders”), (ii) HPS Investment Partners, LLC, Mezzanine Partners II Delaware Subsidiary, LLC, Offshore Mezzanine Partners Master Fund II, L.P., Institutional Mezzanine Partners II Subsidiary, L.P., AP Mezzanine Partners II, L.P., The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account, Northwestern Mutual Capital Strategic Equity Fund III, LP, KCK-AMIH, Ltd. and United Insurance Company of America, Jade Real Assets Fund, L.P. (collectively, the “HPS Alta Mesa Holders”) and (iii) Bayou City Energy Management, LLC, BCE-MESA Holdings, LLC, and BCE-AMH Holdings, LLC (collectively, the “Bayou City Holders”). The Class C Common Stock owned by the Alta Mesa Contributor is subject to a voting agreement pursuant to which the Alta Mesa Contributor will vote the shares of Class C Common Stock proportionately in accordance with the express direction of the HPS Alta Mesa Holders, the Bayou City Holders and the Management Holders, respectively, based upon the relative ownership in the Alta Mesa Contributor of each such group. Mr. Ellis (who is our former Chief Operating Officer - Upstream and one of our former directors), through his ownership in AM MME Holdings, LP, Galveston Bay Resources Holdings, LP, Petro Acquisitions Holdings, LP, Petro Operating Company Holdings, Inc. and AM Equity Holdings, LP, will effectively control the vote of the Management Holders, and as a result, may be deemed to beneficially own the Class C Common Stock beneficially owned by each such entity. William W. McMullen (who is one of our directors) through his ownership of the Bayou City Holders may be deemed to beneficially own the shares beneficially owned by the Bayou City Holders. Mr. Ellis, Mr. McMullen, the Management Holders, the HPS Alta Mesa Holders and the Bayou City Holders disclaim beneficial ownership of the shares of the Alta Mesa Contributor and the other Alta Mesa Contributor holders except to the extent of their respective pecuniary interests therein.

(7)
Based on information contained in Schedule 13D filed on March 21, 2018, as amended on June 9, 2018, by HPS Investment Partners, LLC (“HPS”). The principal address of HPS is 40 West 57th Street, 33rd Floor, New York, New York 10019. HPS manages, directly or indirectly, each of Mezzanine Partners II Delaware Subsidiary, LLC, KFM Offshore, LLC, a wholly-owned subsidiary of Offshore Mezzanine Partners Master Fund II, L.P., KFM Institutional, LLC, a wholly-owned subsidiary of Institutional Mezzanine Partners II Subsidiary, L.P., AP Mezzanine Partners II, L.P., and Jade Real Assets Fund, L.P. (collectively, the “HPS Kingfisher Members”), and HPS, Mezzanine Partners II Delaware Subsidiary, LLC, Offshore Mezzanine Partners Master Fund II, L.P., Institutional Mezzanine Partners II Subsidiary, L.P., AP Mezzanine Partners II, L.P., The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account, Northwestern Mutual Capital Strategic Equity Fund III, LP, KCK-AMIH, Ltd., United Insurance Company of America, and Jade Real Assets Fund, L.P. (collectively, the “HPS Alta Mesa Holders”). Therefore, HPS may be deemed to be the beneficial owner of all shares of the Issuer’s Class A Common Stock beneficially owned by each of the HPS Kingfisher Members and the HPS Alta Mesa Holders. Included in the HPS Alta Mesa Holders’ beneficial ownership, HPS manages, directly or indirectly, the HPS Alta Mesa Holders that indirectly own, through High Mesa, a certain percentage of ARM-M I, LLC, a member of the Kingfisher Contributor (“ARM-MI”), and HMS Kingfisher HoldCo, LLC, a member of the Kingfisher Contributor (“HMS”); therefore, HPS may be deemed to be the beneficial owner of such proportionate percentage of shares of the Issuer’s Class A Common Stock beneficially owned by High Mesa through High Mesa’s direct ownership of HMS and partial indirect ownership of ARM-MI.

(8)
Based on information contained in Schedule 13D/A filed on August 22, 2018 and Form 4s filed on August 31, 2018 and September 7, 2018 by Bayou City Energy Management LLC (“BCEM”). The principal address of BCE is 1201 Louisiana Street, Suite 3308, Houston, Texas 77002. BCEM manages, directly or indirectly, each of BCE-AMH Holdings, LLC and BCE-MESA Holdings, LLC (the “BCE Alta Mesa Holders”) and BCE-AMR Holdings LLC (together with the BCE Alta Mesa Holders, the “BCE Holders”). Therefore, BCEM may be deemed to be the beneficial owner of all shares of the Issuer’s Class A Common Stock beneficially owned by each of the BCE Holders. The BCE Alta Mesa Holders indirectly own, through High Mesa, a certain percentage of ARM-M I, LLC, a member of the Kingfisher Contributor (“ARM-MI”), and HMS Kingfisher HoldCo, LLC, a member of the Kingfisher Contributor (“HMS”); therefore, BCEM may also be deemed to be the beneficial owner of such proportionate percentage of shares of the Issuer’s Class A Common Stock beneficially owned by High Mesa through High Mesa’s direct ownership of HMS and partial indirect ownership of ARM-MI.

(9)	All or a portion of this figure reflects shares of Class C Common Stock.

(10)	Excludes shares held by Messrs. Smith, Chappelle, Ellis, McCabe, Cole and Collins as they are not currently executive officers.

PROPOSAL 2
RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee has selected KPMG LLP, an independent registered public accounting firm, to audit the Company’s financial statements and the effectiveness of internal control over financial reporting for 2019. While the Audit Committee is responsible for appointing, compensating and overseeing the independent auditor’s work, we are requesting, as a matter of good corporate governance, that our stockholders ratify the appointment of KPMG LLP as our independent auditor for 2019. KPMG LLP served as the Company’s independent auditor during 2018. We believe the appointment of KPMG LLP as our independent auditor for 2019 is in the best interests of the Company and our stockholders.

Representatives of KPMG LLP will be present at the Annual Meeting to make a statement, if they desire to do so, and to respond to appropriate questions from stockholders.

If our stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain KPMG and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such change would be in the best interests of the Company and our stockholders.

Principal Accounting Firm Fees

Aggregate fees for professional services rendered for the Company by KPMG LLP for the year ended December 31, 2018 were:

2018
Audit fees	$2,966,500
Audit-related fees	$359,000
Tax fees	—
All other fees	—
Total	$3,325,500

Audit Fees. Audit fees are primarily for the audit of the Company’s consolidated financial statements included in the Form 10-K, including the audit of the effectiveness of the Company’s internal control over financial reporting, and the reviews of the Company’s consolidated financial statements included in the Forms 10-Q.

Audit-Related Fees. Audit-related fees were incurred for accounting consultation regarding certain transactions that occurred during the year ended December 31, 2018.

Tax Fees. Our independent registered public accountants did not provide income tax compliance, planning and advisory services to us during the year ended December 31, 2018.

All Other Fees. KPMG LLP did not provide any “other services” as the Company’s independent auditor during the year ended December 31, 2018. Alta Mesa Holdings did pay KPMG LLP $162,670 for services on a state escheatment project covering the period from January 2017 to May 2018, but that contract was cancelled prior to engaging KPMG LLP as our independent auditor.

Change in Auditor

KPMG LLP
On July 6, 2018, the Audit Committee approved the engagement of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2018. In connection with the selection of KPMG LLP, also on July 6, 2018, the Audit Committee informed BDO USA, LLP that it was dismissed as our independent registered public accounting firm as of such date.
Prior to the appointment of KPMG LLP, we had not consulted with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements or any other matter or reportable event listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

During the period from BDO’s appointment through July 6, 2018, the date of BDO USA, LLP’s dismissal, there were no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, had it not been resolved to the satisfaction of BDO USA, LLP, would have caused BDO USA, LLP to make reference thereto in its reports on the financial statements for such periods. During the same periods, there have been no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.
BDO USA, LLP did not issue any audit reports on the financial statements of the Company.
BDO USA, LLP
On April 27, 2018, the Audit Committee approved the engagement of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2018. BDO USA, LLP informed us that it completed the prospective client evaluation process and was engaged on April 27, 2018. In connection with the selection of BDO USA, LLP, also on April 27, 2018, the Audit Committee informed WithumSmith+Brown PC that it was dismissed as our independent registered public accounting firm as of the date thereof. The Audit Committee made its decision in connection with the Business Combination. BDO USA, LLP was the independent public accounting firm of Alta Mesa at the time the decision was made.
Prior to the appointment of BDO USA, LLP, in connection with our preparation of filings with the Securities and Exchange Commission related to the Business Combination, we orally consulted with BDO USA, LLP with respect to the accounting treatment for the Business Combination and related matters, and BDO USA, LLP communicated that its view was consistent with that of the Company with respect to these matters.
During the fiscal years ended December 31, 2016 and 2017, and the subsequent interim period through April 27, 2018, the date of WithumSmith+Brown PC dismissal, there were no disagreements with WithumSmith+Brown PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, had it not been resolved to the satisfaction of WithumSmith+Brown PC, would have caused WithumSmith+Brown PC to make reference thereto in its reports on the financial statements for such periods. During the same periods, there have been no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.
WithumSmith+Brown PC’s audit reports on the financial statements of the Company as of and for the years ended December 31, 2016 and 2017 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Pre-Approval Policy
Since the Business Combination, the Audit Committee of the Board of Directors approves all services to be provided by the independent registered public accountants. All of the services provided by KPMG LLP during fiscal 2018 were approved by the Audit Committee.

Recommendation
            OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3
ADVISORY VOTE FOR APPROVAL OF COMPANY’S
NAMED EXECUTIVE OFFICER COMPENSATION

Advisory Vote

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, along with section 14A of the Exchange Act enacted thereunder, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of the Company’s NEOs, as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules. Although this vote is non-binding, the Compensation Committee values your opinion and will consider the voting results when making future decisions about executive compensation.

Compensation Committee

As described under “Compensation Discussion and Analysis,” the Compensation Committee, comprised entirely of independent directors, has established executive compensation programs that reward both company and individual performance. Our Compensation Committee consistently exercises great care and discipline in determining executive compensation. Executive compensation decisions are made in order to attract, retain and motivate talented executives to deliver business results and long-term value to our stockholders.

NEO Compensation

The Board has determined that the Company’s NEO compensation aligns with our business strategy, focuses on long-term value creation for our stockholders and delivers competitive pay relative to our performance.

Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL 4
ADVISORY VOTE FOR FREQUENCY
OF SAY ON EXECUTIVE PAY

Advisory Vote

The Dodd-Frank Act enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed in this proxy statement. While this is an advisory vote and as such is not binding on the Board, the Board will carefully consider the results of the vote when deciding to call for the next advisory vote on executive compensation.

Frequency Options

By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation every one, two, or three years, or abstain on this matter.

An annual advisory vote will give stockholders a formal mechanism for providing their direct input on our compensation philosophy, policy and practices as disclosed in our proxy statement every year. Additionally, an annual advisory vote is consistent with our policy of seeking input from and engaging in discussions with our stockholders regarding executive compensation and may encourage additional dialogue.

Please indicate your preference as to the frequency of holding stockholder advisory votes on executive compensation as either every year, every two years, or every three years, or you may mark “Abstain” on this proposal.

Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE EVERY ONE (1) YEAR WITH RESPECT TO THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION.

OTHER BUSINESS
Our management does not know of any other matters to come before the Annual Meeting. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

STOCKHOLDER PROPOSALS
If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and proxy card for our 2019 annual meeting of stockholders, you must submit the proposal to our Secretary no later than May 13, 2020 in accordance with Rule 14a-8.
In addition, if you desire to bring business or nominate an individual for election or re-election as a director outside of Rule 14a-8 under the Exchange Act before our 2019 annual meeting, you must comply with our bylaws, which currently require that you provide written notice of such business to our Secretary no earlier than the close of business on June 25, 2020, and no later than the close of business on July 25, 2020, and otherwise comply with the advance notice and other provisions set forth in our bylaws, which currently includes, among other things, the submission of specified information. For additional requirements, stockholders should refer to Article II, Section 2.7 and Article III, Section 3.2 of our bylaws, a current copy of which may be obtained from our Secretary.

AVAILABILITY OF CERTAIN DOCUMENTS
A copy of our 2018 Annual Report on Form 10-K has been posted on the Internet along with this Proxy Statement and proxy materials to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. We will mail without charge, upon written request, a copy of our 2018 Annual Report on Form 10-K including exhibits. Please send a written request to our Secretary at:
Alta Mesa Resources, Inc.
15021 Katy Freeway, Suite 400
Houston, Texas, 77094
Attention: Secretary
The charters for our Audit, Compensation, and Nominating and Corporate Governance Committees, as well as our Corporate Governance Guidelines, and our Corporate Code of Business Conduct and Ethics are posted on our website at www.altamesa.net and are also available in print without charge upon written request to our Secretary at the address above.
Stockholders residing in the same household who hold their stock through a bank or broker may receive only one set of proxy materials in accordance with a notice sent earlier by their bank or broker. This practice will continue unless instructions to the contrary are received by your bank or broker from one or more of the stockholders within the household. We will promptly deliver a separate copy of the proxy materials to such stockholders upon receipt of a written or oral request to our Secretary at the address above, or by calling (281) 530-0991.
If you hold your shares in street name and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household is receiving multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker.

ALTA MESA RESOURCES, INC.
15021 KATY FWY, SUITE 400
HOUSTON, TX 77094

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 22, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 22, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E83929-P28540 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

ALTA MESA RESOURCES, INC.

The Board of Directors recommends a vote FOR the following:

1. Election of Directors

Nominees:	For	Withhold
1a. Jeffrey H. Tepper	☐	☐
1b. Diana J. Walters	☐	☐

The Board of Directors recommends a vote FOR proposals 2 and 3.	For	Against	Abstain
2. Ratify the selection of KPMG LLP as our independent auditor for 2019.	☐	☐	☐
3. Advisory vote to approve the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends a vote for "1 Year".	1 Year	2 Years	3 Years	Abstain
4. Advisory vote on frequency of executive compensation votes.	☐	☐	☐	☐

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). **If no direction is made, this proxy will be voted FOR Items 1, 2 and 3 and 1 Year for Item 4.** If any other matters come properly before the meeting, the persons named in this proxy will vote in their discretion.

I hereby revoke any proxy or proxies previously given to represent or vote the shares of common stock of the Company that I am entitled to vote, and I ratify and confirm all actions that the proxies, their substitutes, or any of them, may lawfully take in accordance with the terms of this proxy card.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E83930-P28540

ALTA MESA RESOURCES, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
October 23, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE ALTA MESA RESOURCES, INC. BOARD OF DIRECTORS

The undersigned appoints James T. Hackett, Randy L. Limbacher and John C. Regan, and each of them, as proxies with power of substitution in each, to represent the undersigned and to vote all the shares of common stock of Alta Mesa Resources, Inc. that the undersigned may be entitled to vote at the Annual Meeting to be held in Houston, Texas on Wednesday, October 23, 2019 at 10:00 a.m., Central Time, in the manner shown on this form as to the matters listed on the reverse side and in their discretion on any other business or matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof, including an adjournment for the purpose of soliciting additional proxies.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF A MOTION TO ADJOURN OR POSTPONE THE MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES FOR OR AGAINST A GIVEN PROPOSAL. PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE, OR IF NO SUCH DIRECTION IS INDICATED ON THE REVERSE SIDE, IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS ON EACH PROPOSAL.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

(Continued, and to be marked, dated and signed, on the other side)